                                   PROSPECTUS

                             DATED OCTOBER 27, 1995

                          As Amended November 20, 1995







                       HOMESTATE PENNSYLVANIA GROWTH FUND
                                      LOGO








                               Fund Information
              New Accounts           --           (800) 232-0224
              Existing Accounts/Orders        --  (800) 892-1351
              Brokers Only           --           (800) 232-OK-PA
                                SYMBOL: HSPGX

                        PROSPECTUS DATED OCTOBER 27, 1995
                          AS AMENDED NOVEMBER 20, 1995

THE HOMESTATE GROUP                     Mailing 1857 William Penn Way
Emerald Advisers, Inc.                  Address P.O. Box 10666
Investment Adviser                              Lancaster, PA 17605-0666
                                        Phone   (800) 232-0224 -- Toll-Free
                                                (717) 396-7864 -- Local &
                                                                  International

                       INVESTMENT OBJECTIVES AND POLICIES

   The HomeState Group is a diversified, open-end management company, organized on August 26, 1992, as a common law trust under Pennsylvania law. The Group is registered as a "series fund." There is only one series currently in operation: The HomeState Pennsylvania Growth Fund.

   The HomeState Pennsylvania Growth Fund -- The objective of the Fund is long-term growth of capital through investments primarily in the common stock of companies with headquarters or significant operations in the Commonwealth of Pennsylvania. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies. There is no assurance the Fund will achieve this investment objective (See "Investment Objectives and Policies").

                              PURCHASE INFORMATION

   Shares of the Fund can be purchased through any independent securities dealer having a sales agreement with the Fund's Distributor, at the then-current net asset value plus a sales charge of 5.00%. There are several ways to purchase shares at a reduced sales charge. See "How to Purchase Shares of the Fund" for more information. The required minimum initial investment in the Fund is $500 and the minimum subsequent investment is $50. The minimum initial and subsequent investment amounts are $50 under the Fund's monthly automatic investment plan.

                             ADDITIONAL INFORMATION

   This Prospectus sets forth the information a prospective investor should know before investing. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated October 27, 1995, as amended November 20, 1995, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Statement of Additional Information includes a description of the Fund's trustees and officers, a list of investment policies and restrictions, and further details about the management and operations of the Fund, and is available at no charge by writing or calling the Fund at the address or phone numbers listed above.

   For further information concerning a new account, call the Fund at (800) 232-0224. For questions about an established account, call Rodney Square Management Corporation, the Fund's shareholder services agent, at (800) 892-1351.

   Shares of the Fund are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           ----------------------------------------------------------

                                TABLE OF CONTENTS

          Where to Find Information Concerning            Page Number
          ------------------------------------            -----------
          Investment Objectives and Policies ................    1
          Purchase Information ..............................    1
          Additional Information ............................    1
          Expenses Summary ..................................    3
          Financial Highlights ..............................    4
          Investment Objectives and Policies ................    5
          How to Purchase Shares of the Fund ................    9
          How to Redeem Shares of the Fund ..................   13
          Valuing the Fund's Shares .........................   15
          Management of the Fund ............................   16
          Brokerage Allocation ..............................   19
          Dividends, Distributions and Taxes ................   19
          General Information ...............................   21

          -----------------------------------------------------------

                       HOMESTATE PENNSYLVANIA GROWTH FUND
                                EXPENSES SUMMARY

                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases
(As a percentage of Maximum offering price)  ...        5.00% (1)
Sales Load Imposed on Reinvested Dividends  ....        None
Deferred Sales Load  ...........................        None
Redemption Fees  ...............................        None
Exchange Fees  .................................        None
Wire Transfer of Redemption Proceeds Fee  ......        $7.00

                       ANNUAL FUND OPERATING EXPENSES (2)
                    (As a percentage of Average Net Assets)

Management Fees  ....................      0.75%
12b-1 Fees  .........................      0.25%
Other Expenses (After Reimbursement)       0.91% (3)
                                        -----------
TOTAL OPERATING EXPENSES  ...........      1.91% (4)

                               EXAMPLE OF EXPENSES

   An investor would have directly or indirectly paid the following expenses at the end of the periods shown on a hypothetical $1,000 investment in the Fund, assuming a 5% annual return and redemption at the end of each period:


                One            Three           Five            Ten
                Year           Years           Years          Years
           -------------  -------------   -------------   -------------
                $68            $107            $148           $262

   This table is provided to help you understand the expense of investing in the Fund and your share of the operating expenses which the Fund incurs. The table does not represent past or future expense levels. Actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but the Fund's actual annual return has varied.

----------
   (1) The rules of the SEC require that the maximum sales charge (in the Fund's case, 5.00% of the offering price) be reflected in the above table. However, there are several methods by which the sales charge can be reduced. See "How to Purchase Shares of the Fund" for more information.

   (2) The table shows expenses based on the management fee and distribution service (12b-1) fee and other expenses on an annualized basis for the period ended June 30, 1995.

   (3) (4) The Fund's total other expenses and total operating expenses have been reduced to reflect the reimbursement of certain expenses of the Fund by the Adviser. Absent the reimbursement, the Fund's total other expenses would have been 1.00% and the Fund's total operating expenses would have been 2.00%.

                              FINANCIAL HIGHLIGHTS

   The following table presents per share financial information for the Fund since its commencement of operations on October 1, 1992. This information has been audited and reported on by the Fund's independent accountants. The Report of Independent Accountants and financial statements included in the Fund's Annual Report to shareholders for the period ended June 30, 1995 are incorporated by reference into this Prospectus. The Fund's Annual Report contains additional performance information that will be made available without charge upon request.

   For a share outstanding throughout each period:

                                                                                    October 1, 1992+
                                                   Year Ended        Year Ended          through
                                                  June 30, 1995     June 30,1994      June 30, 1993
                                                 ---------------   --------------    ----------------
Net asset value at beginning of period  ......     $     12.37       $    10.98        $    10.00
                                                 ---------------   --------------    ----------------
Income from Investment Operations
Net investment income (loss)  ................           (0.01)           (0.03)             0.03
Net realized and unrealized gains on
  investments ................................            3.54             1.53              0.95
                                                 ---------------   --------------    ----------------
    Total from investment operations  ........            3.53             1.50              0.98
                                                 ---------------   --------------    ----------------
Less Distributions
Dividends from net investment income  ........              --            (0.03)               --
Distributions from net realized gains  .......           (0.22)           (0.08)               --
                                                 ---------------   --------------    ----------------
    Total distributions  .....................           (0.22)           (0.11)               --
                                                 ---------------   --------------    ----------------
Net asset value at end of period  ............     $     15.68       $    12.37        $    10.98
                                                 ---------------   --------------    ----------------
Total Return**  ..............................           28.96%           13.75%            13.07%*
                                                 ---------------   --------------    ----------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period  ...................     $20,387,899       $9,892,397        $3,026,091
Ratio of expenses to average net assets
  before reimbursement by Adviser ............            2.00%            2.67%             7.85%*
Ratio of expenses to average net assets after
  reimbursement by Adviser ...................            1.91%            2.23%             1.87%*
Ratio of net investment loss to average net
  assets before reimbursement by Adviser .....           (0.20%)          (0.76%)           (5.24%)*
Ratio of net investment income (loss) to
  average net assets after reimbursement by
  Adviser ....................................           (0.10%)          (0.32%)            0.74%*
Portfolio turnover rate  .....................              51%              51%               63%

----------
 * Annualized.

** Total return does not reflect 5.0% maximum sales charge.
 + Commencement of Operations

                       INVESTMENT OBJECTIVES AND POLICIES

   The HomeState Group is registered as a "series" fund whereby each individual series of the Fund, in effect, represents a separate mutual fund with its own investment objectives and policies, with varying possibilities for capital appreciation or income, and subject to varying degrees of market risks. Currently, the only series in operation is the HomeState Pennsylvania Growth Fund. The discussion of investment objectives and policies that follows relates only to this series. Future series of the Fund would have their own distinct objectives and policies. Any reference to "the Fund" in this Prospectus relates specifically to the HomeState Pennsylvania Growth Fund.

   The Fund's objective is long-term growth through capital appreciation. The Fund seeks to achieve this goal mainly by investing in a diversified portfolio of companies that have their headquarters in the Commonwealth of Pennsylvania, or companies based elsewhere but have significant operations in the Commonwealth of Pennsylvania (i.e. at least 50% of their revenues are derived from operating units headquartered in Pennsylvania). The Fund's objective may not be changed without a vote of the holders of a majority of the outstanding shares of the Fund. There can be no guarantee the investment objective of the Fund will be achieved.

   The Fund's Adviser, Emerald Advisers, Inc., believes that Pennsylvania is positioned to provide publicly-traded companies and their shareholders significant opportunities for growth. The state is situated between two of the nation's most densely populated regions, and its industries are poised to take advantage of global markets. The state has ports accessing the Great Lakes system, the Mississippi and Ohio rivers to the Gulf of Mexico, and the Atlantic Ocean. Pennsylvania is at the heart of an expansive railroad system and has a major network of inter-connecting interstate highways. Its corporate profile is diverse: from high-tech biopharmacuetical firms headquartered in the state's southeast corner, to rich farmlands in central Pennsylvania, to the growing financial and commercial center of the west. From Erie to Philadelphia and from Pittsburgh to the Poconos, the four corners of Pennsylvania frame a $244 billion economy. If Pennsylvania were a free-standing country, its Gross Domestic Product would rank it similar in size to such countries as Mexico or the Republic of Korea.

   The Adviser believes that the Fund will provide a positive influence on the Pennsylvania economy by stimulating investor interest and awareness in Pennsylvania companies.

   The Fund will invest in a diverse group of companies having varying degrees of name recognition. The portfolio will include companies in a wide range of industries, from basic consumer goods and utilities to high-tech electronics.

   Investments are based primarily on fundamental analysis and, although technical factors will not be ignored, the main investment criteria will focus on an evaluation of revenues, earnings, debt, capitalization, quality of management, level of insider ownership, changing market conditions, past performance and future expectations. The Fund will strive to invest in companies with strong balance sheets and dominant or leading positions in niche markets. The Fund will look favorably upon those companies that have well-defined business plans and long-term operating strategies designed to increase shareholder value.

   When evaluating a Pennsylvania-based company, a member of the Adviser's portfolio management or research staff will request to conduct an in-person visit to the company whenever such a visit is judged appropriate, and will seek to meet with the company's management and survey its operations. The Adviser will also attempt to interview a cross section of the company's employees, customers, suppliers and competitors. The Adviser believes that this "hands-on" approach to investing may give it an opportunity to spot developing trends in these Pennsylvania companies.

   The Fund will be actively managed but will limit short-term trading and high portfolio turnover rates. The Fund's annual portfolio turnover rate is not anticipated to exceed eighty percent. Higher portfolio turnover rates increase transaction costs and the possibility of realizing taxable capital gains.

RISK FACTORS

   The principal risk factor associated with an investment in the Fund is that the market value of the portfolio's securities may decrease and result in a decrease in the value of a shareholder's investment.

   The Fund's portfolio will include smaller companies that are not nationally recognized and companies that pay no dividends or interest. The prices of the stocks of such companies are generally more volatile than those of larger or more mature companies. Additionally, the securities of such companies are generally more likely to be negatively affected by adverse economic and/or market conditions, and are generally less liquid.

   Due to its geographic limitation, the Fund's assets may be subject to greater risk of loss from economic, political or other developments (e.g., natural disasters) having an unfavorable impact upon business located in the Commonwealth of Pennsylvania than similar funds whose investments are geographically more diverse (i.e. the Fund may be less diversified than other funds with similar investment objectives but no such geographic limitation). There can be no assurance that the economy of Pennsylvania or the companies headquartered or operating in Pennsylvania will grow in the future.

   Since the Fund will be mainly investing in a diversified portfolio of companies that have their headquarters in the Commonwealth of Pennsylvania, or companies based elsewhere but have significant operations in Pennsylvania, Fund investments can be significantly affected by business trends and the economic health of Pennsylvania. The following is a brief summary of certain factors affecting the Pennsylvania Growth Fund. The summary does not purport to be complete and is based upon information derived from publicly available documents.

   Special Factors Affecting Investments in Pennsylvania Companies -- Pennsylvania is the nation's fifth-ranked state in terms of population, behind California, New York, Texas and Florida. Pennsylvania's population notched up to 11.9 million in 1990 from 11.8 million in 1980. Pennsylvania's population is evenly split between the metropolitan areas of Philadelphia and Pittsburgh and the rest of the State.

   Pennsylvania boasts the nation's highest personal savings rate and percentage of residents owning their homes, and the least transitory population of any state in the nation (81% of the current population was born in the State).

   Pennsylvania's workforce totals more than 5.9 million, ranking it as the sixth largest labor pool in the nation. The State's unemployment rate stood at 5.5% in August, 1995, versus 5.6% for the U.S. economy as a whole. By comparison, neighboring New Jersey's rate was 6.6%. Pennsylvania ranks first in the nation in its economic development budget, and has a lower per capita state tax burden than the surrounding states of New York, New Jersey, Maryland or Ohio.

   Pennsylvania's $244 billion economy is home to 33 Fortune 500 corporations and more than 237,000 public and private businesses. Since the Fund commenced operations in 1992, the number of Pennsylvania-based publicly-traded companies it has identified has grown from 440 to over 500 companies. See "Appendix B: Pennsylvania-based Companies" in the Statement of Additional Information for a complete listing of these companies. Pennsylvania has historically been identified as among the leading states in manufacturing and mining. The coal and steel industries have declined in national importance in recent years, but remain a major component of the Pennsylvania economy. Due to the cyclical nature of these businesses, Pennsylvania may be more vulnerable to the industries' economic fluctuations and downturns.

   In part because of the decline in the heavy manufacturing sector, Pennsylvania's economy has diversified beyond the traditional "smoke stack" industries. Major new sources for growth are in the service sector, including medical and health services, trade, education and financial institutitons. The State's workforce has diversified so that it is almost evenly divided between the services (24.4%), wholesale and retail trade (23.9%) and manufacturing (23.3%) employment sectors. The State is home to the nation's third largest number of technology companies, and the greater Philadelphia area is ranked as the nation's number-two region for biotechnology companies.

   Pennsylvania's agriculture industries have also historically played a prominent role in the State's economy. Crop and livestock products add an annual $3.5 billion to the State's economy, while agribusiness and food related industries as a whole support $38 billion in annual economic activity. Agribusiness activities can be detrimentally affected by consistently poor weather conditions.

   Pennsylvania's natural resources include major deposits of coal, oil, gas and limestone.

STRATEGY AND POLICIES

   To pursue its objective, the Fund will invest at least 65 percent of the value of its total assets in common stocks, preferred stocks and securities convertible into common and preferred stocks issued by firms whose headquarters are located in the Commonwealth of Pennsylvania or companies based elsewhere but have significant operations in the Commonwealth of Pennsylvania.

   The Fund may also invest up to 35 percent of the value of its total assets in other common stocks, preferred stocks, investment-grade corporate bonds and notes, and high- quality short-term debt securities such as commercial paper, bankers' acceptances, certificates of deposit, repurchase agreements, obligations insured or guaranteed by the United States Government or its agencies, and demand and time deposits of domestic banks and United States branches and subsidiaries of foreign banks. (The price of debt securities in which the Fund invests are likely to decrease in times of rising interest rates. Conversely, when rates fall, the value of the Fund's debt securities may rise. Price changes of these debt securities held by the Fund have a direct impact on the net asset value per share of the Fund. Investment grade corporate bonds are generally defined by the four highest rating categories by Standard & Poor's Corporation ("S & P") and Moody's Investors Services ("Moody's"): AAA, AA, A or BBB by S & P and Aaa, Aa, A and Baa by Moody's. Corporate bonds rated BBB by S & P or Baa by Moody's are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and speculative characteristics (See the "Appendix A" of the Fund's Statement of Additional Information for further information).) The Fund will make use of these short-term instruments primarily under those circumstances where it has cash to manage for a brief time period (i.e. after receiving dividend distributions, proceeds from the sale of portfolio securities or money from the sale of Fund shares to investors).

   The Fund will not engage in direct investment in real estate or real estate mortgage loans, except those instruments issued or guaranteed by the United States Government. The mortgage-related instruments in which the Fund may invest include those issued by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") (collectively, the "Mortgage-Related Instruments"). The underlying mortgages which collateralize Mortgage-Related Instruments issued by GNMA are fully guaranteed by the Federal Housing Administration or Veteran's Administration, while those collateralizing Mortgage-Related Instruments issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints. Mortgage-Related Instruments provide for a periodic payment consisting of both interest and principal. The interest portion of these payments will be distributed by the Fund as income and the capital portion will be reinvested. Unlike conventional bonds, Mortgage-Related Instruments pay back principal over the life of the Mortgage-Related Instrument rather than at maturity. At the time that a holder of a Mortgage-Related Instrument reinvests the payments and any unscheduled prepayment of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing Mortgage-Related Instruments. As a consequence, Mortgage-Related Instruments may be a less effective means of "locking-in" long-term interest rates than other types of U.S. government securities. While Mortgage-Related Instruments generally entail less risk of a decline during periods of rapidly rising interest rates, they may also have less potential for capital appreciation than other investments with comparable maturities because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if Mortgage-Related Instruments are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of premium paid. Conversely, if Mortgage-Related Instruments are purchased at a discount, both a scheduled payment of principal and an unscheduled payment of principal would increase current and total returns and would be taxed as ordinary income when distributed to shareholders.

OTHER PRACTICES

   On those occasions when, in the opinion of the Fund's investment adviser, market conditions warrant a temporary defensive approach, the Fund may invest more than 35 percent of its total assets in short-term obligations, including the following: securities issued or guaranteed by the U.S. government, commercial paper and bankers acceptances. During intervals when the Fund has adopted a temporary defensive position it will not be achieving its stated investment objective.

   The Fund may from time to time engage in repurchase agreements. That is, a seller may sell securities to the Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified period (normally one day). The arrangement results in a fixed rate of return that is not subject to market fluctuations during the period that the underlying security is held by the Fund. Repurchase agreements involve certain risks, including seller's default on its obligation to repurchase or seller's bankruptcy.

INVESTMENT RESTRICTIONS

   The Fund is subject to specific fundamental investment restrictions, which may not be changed without a vote of a majority of its outstanding shares. Following is a discussion of some of these fundamental restrictions:

   The Fund may not:

       1. Invest more than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the United States Government).

       2. Invest more than 15% of total assets in one industry.

       3. Acquire more than 10% of the voting securities of any one issuer.

       4. Invest in, write or sell puts, straddles, spreads or combinations thereof.

       5. Invest in commodities or commodity contracts.

       6. Issue or sell senior securities.

       7. Borrow money except for temporary or emergency purposes and then only from commercial banks and not in excess of 15% of the Fund's total assets. The Fund will not purchase securities when borrowing exceeds 5% of total assets.

   The aforementioned investment limitations are considered at the time the investment securities are purchased.

   See the Fund's Statement of Additional Information for the full text of these policies and the Fund's other Fundamental Policies, as well as a listing of non-fundamental policies, which the Board of Trustees may change without shareholder approval.

                       HOW TO PURCHASE SHARES OF THE FUND

   Shares of the Fund are available for purchase through selected financial service firms (such as broker-dealer firms) that have signed a selling agreement with Rodney Square Distributors, Inc. (the "Distributor"), the Fund's principal distributor. If an investor would like assistance in locating a dealer, he or she should contact the Fund. Shares can be purchased by mail or by wire, as described below. The minimum initial investment is $500, and the minimum subsequent investment is $50.

   Shares of the Fund are purchased at net asset value per share next determined after an order is received (See "Valuing the Fund's Shares"), plus any applicable sales charge as described below, which is known as the "offering price." Fund shareholders pay an ongoing distribution services fee at an annual rate of up to 0.35% of the Portfolio's aggregate average daily net assets attributable to Fund shares (See "Management of the Fund -- The Distribution Plan").

   The Offering Price is calculated as follows:

                          Sales Charge as a
         Dollar            Percentage of:                  Dealer's Concession
    Amount Invested        Offering Price      N.A.V.    (as % of Offering Price)
 ----------------------   -----------------   --------   ------------------------
Less Than $50,000               5.00%           5.26%              4.25%
$50,000 to $250,000             4.00            4.16               3.25
$250,000 to $500,000            3.00            3.09               2.50
$500,000 to $1,000,000          2.25            2.30               2.00
$1,000,000 & Above              0.00            0.00               0.50

REDUCED SALES CHARGE

   There are several ways for shareholders to qualify to pay a lower sales charge:

       (1.) Reach Fund "Break Points" -- Increase the initial investment amount to reach a higher discount level, as listed above.

       (2.) Right of Accumulation -- Add to an existing shareholder account so that the current offering price value of the total combined holdings reach a higher discount level, as listed above.

       (3.) Sign a Letter of Intent -- Inform the Fund or its Agent that you wish to sign a non-binding "Letter of Intent" (the "Letter") to purchase an additional number of shares so that the total equals at least $50,000 over the following 13-month period. Upon the Fund's receipt of the signed Letter, the shareholder will receive a discount equal to the dollar level specified in the Letter. If, however, the purchase level specified by the shareholder's Letter has not been reached at the conclusion of the 13-month period, each purchase will be deemed made at the sales charge appropriate for the actual purchase amount.

       (4.) Combined Purchase Privilege -- Combine the following investor accounts into one "purchase" or "holding" to qualify for a reduced sales charge:

          (i) An individual or "company," as defined in Section 2(a)(8) of the Act; (ii) an individual, his spouse and children under age 21;
       (iii) a trustee or other fiduciary for certain trusts, estates, and certain fiduciary accounts; or (iv) the employee benefit plans of a single employer.

       The Fund's Transfer Agent, Rodney Square Management Corporation (the "Transfer Agent") must be advised of the related accounts at the time the purchase is made.

       (5.) Purchases at Net Asset Value -- Additionally, the Board of Trustees has determined that the following shareholders shall be permitted to purchase shares of the Fund without paying a sales charge:

          (i) Existing shareholders, upon reinvestment of their dividend income or capital gains distributions as dividends and capital gains distributions are reinvested in shares of the Fund at the net asset value without sales charge;

          (ii) Shareholders who have redeemed any or all of their shares of the Fund within the past 120 days may purchase shares at the net asset value without sales charge. The amount which may be reinvested is limited to the amount up to but not exceeding the redemption proceeds (or to the nearest full share if fractional shares are not purchased) and is limited to shareholders who have not previously exercised this right. The Transfer Agent must be notified of the exercise of this privilege when shares are being purchased;

          (iii) Certain "Institutional Investors" -- Pennsylvania State and local government-affiliated agencies, non-profit and charitable organizations, and corporations with headquarters or significant operations in the Commonwealth of Pennsylvania having a minimum of $5 million in annual sales and fifteen full-time employees, and the retirement plans of each of the above may purchase at net asset value without sales charge. For these purposes, "significant operations" is defined as having a material impact on the corporation's financial condition or profitability in the discretion of the Adviser;

          (iv) Investor's shares purchased by advisory accounts managed by S.E.C.-registered investment advisers or bank trust departments;

          (v) Trustees, Officers, Employees (and those retired) of the Fund, its services providers and their affiliates, for their own accounts and for their spouse and children, and employees of such broker-dealer firms that have executed a Selling Agreement with the Fund may purchase shares at net asset value without a sales charge.

       (6.) On purchases of $1,000,000 or more, shares are acquired at net asset value with no sales charge or dealer concession charged to the investor. The Distributor, however, may pay the broker-dealer up to 0.50% of the Offering Price, from its own assets.

   The Distributor may from time to time allow broker-dealers selling shares of the Fund to retain 100% of the sales charge. In such cases, the broker-dealer may be deemed an "underwriter" under the Securities Act of 1933, as amended.

   In addition to the commission paid to broker-dealers selling Fund shares by way of a selling agreement, the Distributor may also from time to time pay additional cash bonuses or other incentives to selected broker-dealers in connection with their registered representatives selling Fund shares. Such compensation will be paid solely by the Distributor, and may be conditioned upon the sale by the broker-dealer's representatives of a specified minimum dollar amount of shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by registered representatives and members of their families to locations within or outside the United States for meetings of a business nature.

PURCHASING SHARES

   Shares of the Fund may be purchased for your account directly by your financial services firm representative, and may be purchased by mail or wire.

 Investing By Mail:

   To invest by mail, an investor must complete and sign the Subscription Application Form which accompanies this Prospectus and send it, with a check payable, to The HomeState Group, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A purchase order sent by overnight mail should be sent to The HomeState Group, c/o Rodney Square Management Corporation, 1105 N. Market Street, Wilmington, DE 19801.

 Investing By Wire:

   Investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to:

                  c/o Wilmington Trust Company, Wilmington, DE
                                ABA #0311-0009-2
                                 DDA# 2688-958-8
                  Attention: HomeState Pennsylvania Growth Fund
            (followed by the name in which the account is registered,
                            and the account number).

   Initial Purchases -- Before making an investment by wire, an investor must first telephone the Transfer Agent at (800) 892-1351 before the close of the New York Stock Exchange (generally, 4:00 p.m.) to be assigned an account number. The Subscription Application Form which accompanies this Prospectus should be promptly forwarded to Rodney Square Management Corporation at the address above under "Investing by Mail."

   Subsequent Purchases -- Additional investments may also be made through the wire procedures described above. An investor must telephone the Transfer Agent at (800) 892-1351 before the close of the New York Stock Exchange (generally, 4:00 p.m.).

   The bank transmitting the wire may charge a fee for this service. Federal funds wires received before the close of the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) will be executed based on the Fund's valuation that same day. Purchase orders received after the close of the NYSE will be executed on the next day the exchange is open.

TAX-DEFERRED RETIREMENT PLANS

   Shares may be purchased by certain types of retirement plans. The Fund provides plan forms and custody agreements for the following:

   Individual Retirement Accounts (IRA) -- An IRA is a tax-deferred retirement savings account that may be used by an individual who has compensation or self- employment income and his or her unemployed spouse, or an individual who has received a qualified total or partial distribution from his or her employer's retirement plan. The current annual maintenance fee for IRA accounts is $10.00 per year.

   In each of these plans, dividends and distributions will be automatically reinvested. For further details, contact the Adviser to obtain specific plan documents. Investors should consult with their tax adviser before establishing any tax-deferred retirement plans.

AUTOMATIC INVESTMENT PLAN

   The Fund also provides for an automatic investment plan whereby shareholders may arrange to make regular monthly, quarterly, semi-annually, or annually investments in the Fund. Investment amounts are automatically debited from the shareholder's checking account. The minimum initial and subsequent investment pursuant to this plan is $50 per month.

   Purchase orders for shares of the Fund placed with a registered broker-dealer must be received by the broker-dealer before the close of the NYSE to receive the Fund's valuation calculated that day. The broker-dealer is responsible for the timely transmission of orders to the Distributor. Orders placed with the registered broker-dealer after the close of the NYSE will be executed based on the Fund's valuation calculated on the next business day.

   The Fund may refuse any order for the purchase of shares which the Board of Trustees deems as not in the best interests of the Fund.

   Stock certificates representing shares of the Fund are not issued except upon written request to the Fund. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. If you lose your certificate, you may incur an expense to replace it.

                        HOW TO REDEEM SHARES OF THE FUND

   There is no charge for share redemptions. Shares will be redeemed at the net asset value next determined after the redemption request has been received in proper order by the Fund's Transfer Agent. Shares may be redeemed by telephone call or mail delivery to the Transfer Agent.

BY MAIL

   A written request for redemption (along with any endorsed stock certificates) must be received by the Fund's Transfer Agent, Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752, to constitute a valid tender for redemption. A signature guarantee is required for any written redemption request which: (1) is in excess of $10,000.00; (2) requests proceeds be sent to somewhere other than the account's listed address; or (3) requests proceeds be sent to someone other than the account's listed owner(s). These requirements may be waived or modified upon notice to shareholders. Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Payment of a written request for redemption will be made within seven business days of receipt of the request.

BY TELEPHONE

   A shareholder redeeming at least $1,000 of shares (for which certificates have not been issued) and who has authorized expedited redemption on the Subscription Application form filed with the Transfer Agent may, at the time of such redemption, request that the funds be mailed or wired to the commercial bank or registered broker-dealer designated on the application form by telephoning the Transfer Agent at (800) 892-1351 before close of the New York Stock Exchange. Redemption proceeds will be sent on the next business day following receipt of the telephone redemption request. A wire fee of $7.00 will be deducted from the shareholder account or proceeds before a wire is sent. Please note that the Fund's Transfer Agent receives all telephone calls for telephone instructions on a recorded phone line. The Fund and/or its Transfer Agent will employ such reasonable procedures to confirm that instructions communicated by telephone are genuine. If it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. The Fund reserves the right, at any time, to suspend or terminate the expedited redemption procedure. During a period of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone redemptions.

BY SYSTEMATIC WITHDRAWAL

   Shareholders may elect to participate in a "Systematic Withdrawal Plan" which provides for automatic fixed withdrawals of at least $50 monthly, quarterly, semi-annually, or annually. The minimum investment to establish a Systematic Withdrawal Plan is $10,000.

   If a shareholder seeks to redeem shares that were purchased within fifteen days of the redemption request, the Fund may delay payment until such time as the funds in question have been properly cleared and collected by the Fund.

   Due to the relatively high administration cost of smaller shareholder accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $500, other than as a result of a decline in the net asset value per share of the Fund. The Fund will provide a 30-day written notice to such shareholder prior to initiating such a redemption.

                       HOW TO EXCHANGE SHARES OF THE FUND

   Shares of the HomeState Pennsylvania Growth Fund may be exchanged for shares of any other funds which may be introduced by the Adviser. Shares may also be exchanged for the Rodney Square Fund ("RSF") which is managed by Rodney Square Management Corporation and distributed by Rodney Square Distributors, Inc. Shares of RSF acquired through direct purchase or in the form of dividends earned on such shares may be exchanged for shares of any HomeState fund at net asset value plus the normal sales charge of such funds. The minimum initial investment of $1,000 is required to establish an account in RSF by telephone exchange or written request.

   RSF reserves the right to amend or change the exchange privilege upon 60 days notice to the shareholders.

                            VALUING THE FUND'S SHARES

   The Funds daily closing price is listed in many newspapers in the mutual fund prices section as "HomeStPA." The net asset value and offering price of the shares of the Fund are determined once on each Business Day as of the close of the NYSE, which on a normal Business Day is usually 4:00 p.m. Eastern Time. A "Business Day" is defined as a day in which the NYSE is open for trading. Holidays currently observed by the NYSE are New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's value is determined by adding the value of the portfolio securities and other assets, subtracting its liabilities, and dividing the result by the number of its shares outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. The net asset value of the Fund will fluctuate with market conditions as the value of the investment portfolio changes.

   With approval of the Board of Trustees, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. The prices of bonds and other fixed income securities provided by such service providers may be determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Fund securities listed or traded on a national securities exchange or market system for which representative market quotations are available will be valued at the last quoted sales price on the security's listed exchange on that day. Listed securities not traded on an exchange that day, and other securities traded in the over-the-counter market will be valued at the mean between the closing asked price and the closing bid price. Debt securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities will be valued using a method which the Board of Trustees believes in good faith accurately reflects the fair value.

   For more information concerning valuation of the Fund's shares, see "Additional Information Concerning Valuing the Fund's Shares" in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

THE BOARD OF TRUSTEES

   The operations and management of the Fund are the responsibility of the Fund's Board of Trustees. Pursuant to that responsibility, the Board of Trustees has approved contracts with the following organizations to provide, among other things, day-to-day investment advisory and administrative management services.

THE INVESTMENT ADVISER

   Emerald Advisers, Inc. serves as investment adviser to the Fund. The Adviser was organized as a Pennsylvania corporation on November 14, 1991, and is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 and with the Pennsylvania Securities Commission under the Pennsylvania Securities Act of 1972. In August 1994, Emerald Advisers, Inc. became a wholly-owned subsidiary of Emerald Asset Management, Inc. Substantially all of the executives and investment related personnel of Emerald Advisers continue in their positions. Total assets managed by the Adviser exceeded $88 million at September 30, 1995. The three principal officers of the Adviser combine over 40 years of experience in the mutual fund, investment advisory, pension funds management and securities brokerage industries.

   Pursuant to an investment advisory agreement, dated January 1, 1995 (the "Advisory Agreement"), the Adviser furnishes the Fund with investment advisory and administrative services which are necessary to conduct the Fund's business. Specifically, the Adviser manages the Fund's investment operations and furnishes advice with respect to the purchase and sale of securities on a daily basis.

   Kenneth G. Mertz II, CFA, President of Emerald Advisers, Inc., and Vice President and Chief Investment Officer of the Fund, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Mertz has had this responsibility since the Fund commenced operations on October 1, 1992. Prior to this date, Mr. Mertz was the Chief Investment Officer to the $12 billion Pennsylvania State Employes' Retirement System.

   Under the terms of the Advisory Agreement, the Fund pays the Adviser an annual fee based on a percentage of the net assets under management. The fees are computed daily and paid monthly as follows: for assets up to and including $250,000,000: 0.75%; for assets in excess of $250,000,000 and up to and including $500,000,000: 0.65%; for assets in excess of $500,000,000 and up to and including $750,000,000: 0.55%; for assets in excess of $750,000,000: 0.45%. These fees are higher than most but comparable to fees paid by equity funds of a similar investment objective and size.

   The Fund pays all of its expenses other than those expressly assumed by the Adviser. Specifically, the Fund pays the fees and expenses of its transfer agent, custodian, independent auditors and legal counsel. These fees are generally for the costs of necessary professional services, regulatory compliance, and those pertaining to maintaining the Fund's organizational standing. The resulting fees may include, but are not limited to: brokerage commissions, taxes and organizational fees, bonding and insurance, custody, auditing and accounting services, shareholder communications and shareholder servicing, and the cost of financial reports and prospectuses sent to Shareholders.

   The Adviser will reimburse its fee to the Fund to the extent such fee exceeds the most restrictive expense limitation in effect by a state regulatory agency where the Fund's shares are registered for purchase. The Adviser reserves the right to voluntarily waive any portion of its advisory fee at any time.

   The Adviser has agreed that a percentage of its net advisory fee income (less any fee waivers and expense reimbursements made by the Adviser to the Fund) will be contributed annually by the Fund on behalf of the Adviser to provide scholarship funding that will specifically benefit Pennsylvania residents who have graduated from a Pennsylvania high school and are attending an accredited Pennsylvania college, university or trade school. The current year's contribution is 1% of its net advisory fee income.

ADMINISTRATOR, ACCOUNTING AND TRANSFER AGENT

   Pursuant to separate administration, accounting services and transfer agency agreements each dated November 20, 1995, Rodney Square Management Corporation ("Rodney Square"), Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, has been retained to serve as administrator, accounting and transfer agent. As administrator, Rodney Square provides administrative and operational services and facilities. As accounting agent, Rodney Square determines net asset value and provides accounting services to the Fund. Also, Rodney Square, as transfer agent, performs certain shareholder servicing duties as listed in the Transfer Agency Agreement.

CUSTODIAN

   Pursuant to a custodian agreement dated August 31, 1994 (the "Custodial Agreement"), CoreStates Financial Corp., P.O Box 7558, Philadelphia, PA 19101-7558 (the "Custodian"), has been retained to serve as custodian to the Fund's assets, and performs certain corresponding administrative tasks.

THE DISTRIBUTOR

   Rodney Square Distributors, Inc., Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, is the sole distributor of shares of the Fund. The Distributor is a Delaware corporation, a broker-dealer registered with the Securities and Exchange Commission and a member of the National Association of Securities Dealers (the "NASD"), and an affiliate of Rodney Square, which also performs administrative, shareholder and accounting servicing duties for the Fund.

   Certain officers and/or employees of the Adviser may also serve as registered representatives of the Distributor, but only in the capacity of distributing shares of the Fund.

THE DISTRIBUTION PLAN

   The Distributor will incur certain expenses while providing selling and sales distribution services for the Fund, including such costs as compensation to broker-dealers for (i) selling shares of the Fund, and (ii) providing information and advice to their shareholder clients regarding ongoing investment in the Fund, as well as advertising, promotional and printing expenses.

   To promote shares of the Fund to the general public, the Fund has adopted a distribution services plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940 (the "Act"). The Plan allows the Fund to reimburse the Distributor for costs specifically described in this Section. The Distributor receives no other compensation from the Fund, except that (i) any sales charge collected will be paid to the Distributor (See "How to Purchase Shares of the Fund"), and (ii) the minimum total dollar amount paid to the Distributor on an annual basis (net of the amount paid to broker-dealers and/or service organizations) will be $3,000. The Distributor may pay such sales charge to broker-dealers who have entered into a Selling Agreement with the Distributor as a commission paid for selling Fund shares.

   The Fund pays the Distributor on a monthly basis at an annual rate not to exceed 0.35% of the series' average net assets. Expenses acceptable for reimbursement under the Plan include compensation of broker-dealers or other persons for providing assistance in distribution and for promotion of the sale of the shares of the Fund. The Fund's Adviser is responsible to pay the Distributor for any unreimbursed distribution expenses.

   Pursuant to the Plan, a broker-dealer may receive a maintenance commission in the amount of 0.25% (annualized) of the average net assets maintained in the Fund by their clients.

   The Fund may also compensate a bank under the Plan only to the extent that a bank may serve as a "service organization," providing administrative and accounting services for Fund shareholders. The Glass-Steagall Act and other applicable laws and regulations prohibit a bank from acting as underwriter or distributor of securities. If a bank were prohibited from providing certain administrative services, shareholders would be permitted to remain as Fund shareholders and alternate means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any financial consequences as a result of any of those occurrences.

   The Board of Trustees of the Fund adopted the Plan after determining the Plan would likely benefit the Fund and its shareholders to the extent that the Plan can aid the Distributor in attracting additional shareholders, promoting the sale of shares, reducing redemptions, and maintaining and improving services provided to shareholders by the Distributor or dealers. The resulting increase in assets should benefit the Fund by providing a continuous cash flow, thereby affording the Adviser the ability to purchase and redeem portfolio securities without making unwanted redemptions of existing portfolio securities.

   The Trustees of the Fund will annually review the success of the Plan in meeting these objectives based on information provided by the Adviser.

   Future regulatory review and revision of Rule 12b-1 by the Securities and Exchange Commission, of Article III Section 26 of the Rules of Fair Practice by the National Association of Securities Dealers, or any similar review and revision of other applicable regulations by other regulatory agencies could affect the Fund's Plan. The Trustees of the Fund will promptly modify the Plan if such action is warranted.

                              BROKERAGE ALLOCATION

   The Adviser is responsible for selecting brokers and dealers to effect portfolio securities transactions and for negotiating brokerage commissions and dealers' charges. When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at the best overall terms available. Securities may be bought from or sold to brokers who have furnished statistical, research and other financial information or services to the Adviser. The Adviser may give consideration to those firms which have sold or are willing to sell shares of the Fund. See "Additional Brokerage Allocation Information" in the Statement of Additional Information for more information.

   To the extent consistent with applicable provisions of the Investment Company Act of 1940, Rule 17e-1, and other rules and exemptions adopted by the Securities and Exchange Commission ("SEC") under that Act, the Board of Trustees has determined that transactions for the Fund may be executed by affiliated brokers if, in the judgement of the Adviser, the use of an affiliated broker is likely to result in price and execution at least as favorable as those qualified brokers. The Adviser will not execute principal transactions by use of an affiliated broker.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   Dividends, if any, realized by the Fund will be declared and paid semi-annually, in the months of January and July. Capital gains, if any, realized by the Fund will be declared and paid annually in the months of July and December. The Declaration and Record dates for payments to shareholders will normally be the 15th of the month, the Ex-Dividend dates will normally be the 16th of the month, and the Payment dates will normally be the 20th of the month (or the next business day if any of these dates fall on a weekend). Shareholders of record as of the Record Date will be paid, or have their payments reinvested in additional shares, as of the Re-Invest and Payable Dates. The net asset value price of the Fund will be reduced by the corresponding amount of the per-share payment declared on the Ex-Dividend Date. Since dividend income is not a primary objective of the Fund, the Fund does not anticipate paying substantial income dividends to shareholders.

   A shareholder will automatically receive all dividends and capital gains distributions in additional full and fractional shares of the Fund at net asset value as of the date of payment, unless the shareholder elects to receive such distributions in cash. To change the distribution option chosen, the shareholder should write to the Fund's Transfer Agent, Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. The request will become effective with respect to distributions having record dates after its receipt by the Transfer Agent.

   If a shareholder elects to receive distributions in cash, and the check is returned by the United States Postal Service, the Fund reserves the right to invest the amount of the returned check in additional shares of the Fund at the then existing net asset value and to convert the shareholder's election to automatic reinvestment of all distributions.

TAXES

   Reinvested dividends and capital gains distributions will receive the same tax treatment as dividends and distributions paid in cash. Because the Fund is a Pennsylvania common law trust, it will not be liable for corporate income or franchise tax in the Commonwealth of Pennsylvania. Further, shares of the Fund are exempt from Pennsylvania personal property taxes.

   The Fund intends to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification under the Code requires that the Fund satisfy:
(1) two gross income tests that ensure the Fund earns passive income; (2) two diversification tests that limit the investment of the Fund's assets in any one issuer; and (3) a series of distribution rules which require that the Fund distribute to shareholders substantially all of its investment company taxable income and net tax-exempt interest income. Each series of the Fund is expected to be treated as a separate corporation for most federal income tax purposes. So long as the Fund qualifies for this tax treatment, the Fund will be relieved of Federal income tax on amounts distributed to shareholders but amounts so distributed will be taxable to shareholders.

   Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund will be taxed to shareholders as long-term capital gain in the year in which it was received, regardless of the length of time a shareholder has owned the shares and whether or not such gain was reflected in the price paid for the shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. Redemptions and exchanges from the Fund are each taxable events.

   A statement detailing the Federal income tax status of all distributions made during a taxable year will be sent to shareholders of record no later than January 31 of the following year.

   Shareholders must furnish to the Fund a certified taxpayer identification number ("TIN"). The Fund is required to withhold 31% from reportable payments including ordinary income dividends, capital gains distributions, and redemptions occurring in accounts where the shareholder has failed to furnish a certified TIN and has not certified that such withholding does not apply. Any shareholders who are non-resident alien individuals, or foreign corporations, partnerships, trusts or estates, may be subject to different Federal income tax treatment.

   The tax information presented here is based on Federal and state tax laws and regulations effective as of the date of this Prospectus, and may subsequently change. Because the information presented here is only a very brief summary of some of the important tax considerations for shareholders, shareholders are urged to consult their tax advisers for more specific professional advice, especially as it relates to local and state tax regulations. See "Additional Dividend, Distribution and Taxes Information" in the Statement of Additional Information for more information.

                               GENERAL INFORMATION

   The HomeState Group was organized as a Pennsylvania common law trust on August 26, 1992. Shares of the Fund do not have preemptive or conversion rights, and are fully-paid and non-assessable when issued.

   Since the Fund is organized as a Pennsylvania common law trust, it is not required to hold annual meetings, and does not intend to do so, except as required by the Act or other applicable Federal or state law. The Fund will assist in shareholder communications as required by Section 16(c) of the Act. The Act does require initial shareholder approval of each investment advisory agreement and election of Trustees. Under certain circumstances, the law provides shareholders with the right to call for a special shareholders meeting for the purpose of removing Trustees or for other proper purposes. Shares of the Fund are entitled to one vote per share, and do not have cumulative voting rights.

   The Fund currently issues shares of beneficial interest with no par value, in one series. Additional series may be added in the future by the Board of Trustees. Each share of the Fund has pro rata distribution rights, and shares equally in dividends and distributions.

   Shareholders will receive an annual report containing financial statements which have been audited by the Fund's independent accountants, and a semi-annual report containing unaudited financial statements. Each report will include a list of investment securities held by the Fund. Shareholders may contact the Fund for additional information.

    Duane, Morris & Heckscher, 305 North Front Street, Harrisburg, PA 17108, is legal counsel to the Fund.

    Price Waterhouse LLP, 30 South Seventeenth Street, Philadelphia, PA 19103, are the independent accountants for the Fund.

MANAGEMENT OF THE FUND

Trustees
--------
Bruce E. Bowen
Kenneth G. Mertz II, C.F.A.
Scott C. Penwell, Esq.
Scott L. Rehr
Dr. H. J. Zoffer, Ph.D.

Officers
--------
Scott L. Rehr                  --President
Kenneth G. Mertz II, C.F.A.    --Vice President and Chief Investment Officer
Daniel W. Moyer IV             --Vice President and Secretary

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

                          SUBSCRIPTION APPLICATION FORM

                               THE HOMESTATE GROUP
                            PENNSYLVANIA GROWTH FUND

                Mail to: Rodney Square Management Corporation
                -------
                                  P.O. Box 8987
                            Wilmington, DE 19899-9752
                       For Assistance, Call (800) 892-1351

-------------------------------------------------------------------------------
1. AMOUNT INVESTED
   FORM OF PAYMENT -- INITIAL INVESTMENT
   [ ] Check for $------.------ enclosed -- Payable to The HomeState Group
   [ ] NAV Purchase: Attach NAV Purchase Form
   [ ] My Dealer purchased ---------------------- on -----------.
                               (No. of shares)         (date)
-------------------------------------------------------------------------------
2. REGISTRATION (Please Print or Type)
   INDIVIDUAL *(Joint ownership with rights of survivorship unless otherwise noted)

   -------------------------------------------------     ----------------------
   (First Name)     (Initial)      (Last Name)              (Social Sec No.)

   -------------------------------------------------     ----------------------
   (Jt. Owner)      (Initial)      (Last Name)              (Social Sec No.)

   GIFT TO MINORS


                                      AS CUSTODIAN FOR
   ---------------------------------                   ------------------------
   (Name of Custodian--ONE ONLY)                       (Minor's Name)

   Under the             Uniform Gift to Minors Act.          --     --
            ------------                             --------------------------
              (State)                                  (Minor's Soc Sec No.)

   CORPORATIONS, PARTNERSHIPS, TRUSTS and OTHERS
   (complete Corporate Resolution)


   ----------------------------------------------------------------------------
   (Name of Corporation, Partnership, Trust or Other)

         /      /                                                 --
   ------ ------------   --------------------------------   -------------------
    (Date of Trust)      (Name of Trustee(s))
                 (Tax I.D. No.)

   Citizen of: [ ] U.S.  [ ] Other:
                                   ----------------------
-------------------------------------------------------------------------------
3. MAILING ADDRESS OF RECORD AND TELEPHONE NUMBER(S)

   ----------------------------------------------------------------------------
   (Street Address)


   -------------------------------------------------- ---------------- --------
   (City)                                             (State)          (ZIP)

   (          )       --           (       )         --
               -------  --------            --------   --------
              (Daytime Phone No.)           (Evening Phone No.)

-------------------------------------------------------------------------------

4. DISTRIBUTION OPTIONS (Please indicate one -- Distributions will be reinvested if no option is checked)
   [ ] Automatic Compounding (reinvest all dividends and capital gains)
   [ ] Cash Dividends (dividends in cash; reinvest capital gains)
   [ ] All Cash (all dividends and capital gains in cash)
-------------------------------------------------------------------------------

5. SHAREHOLDER OPTIONS (Fill-in those sections that apply)
   LETTER OF INTENT
   [ ] $50,000.  [ ] $250,000.  [ ] $500,000.  [ ] $1,000,000.
   [ ] I agree to the letter of intent provisions of the Prospectus and
       Statement of Additional Information, Although I am not obligated to purchase, and the Fund is not obligated to sell, I intend to invest,
       over a 13-month period beginning on                  , 19    , an
       aggregate amount in the Fund at least equal to (check appropriate box above).

   RIGHT OF ACCUMULATION/COMBINED PURCHASE PRIVILEGE
   I apply for Right of Accumulation or Combined Purchase Privilege reduced sales charges subject to the Agent's confirmation of the following holdings of eligible load accounts of the Fund.

   -------------------------------- ----------------------- $------------------
   (Shareholder)                    (Account No.)            (Approx. $ Value)

   -------------------------------- ----------------------- $------------------
   (Shareholder)                    (Account No.)            (Approx. $ Value)

   TELEPHONE TRANSFER OPTION
   [ ] I (we) authorize Rodney Square Management Corporation to honor telephone instructions for my (our) account. Neither the Fund nor Rodney Square Management Corporation will be liable for properly acting upon telephone instructions believed to be genuine. PLEASE ATTACH A VOIDED CHECK on the Transfer account and complete below:

   ---------------------------------------------- ----------------- -----------
   (Name of Bank)                                 (City)            (State)

   -----------------   --------------------------------------------------------
   (Account Number)    (ABA Bank Routing Number--9-digit number needed to
                        process)
   [  ] Checking    [  ] Savings
-------------------------------------------------------------------------------
6. SIGNATURE AND CERTIFICATION

   Required by Federal tax law to avoid 31% backup withholding: "By signing, I certify under penalties of perjury that the social security or taxpayer identification number entered above is correct and that I have not been notified by the IRS that I am subject to backup withholding unless I have checked the box below:"
   [ ] I am subject to backup withholding.
   Receipt of the current Prospectus is hereby acknowledged.

   -------------------------------------        Date:                   , 19
   (Signature)                                       -------------------    ---
   [ ] Owner   [ ] Custodian   [ ] Trustee

   --------------------------------------       Date:                   , 19
   (Joint Owner Signature, If Applicable)            -------------------    ---
-------------------------------------------------------------------------------
7. INVESTMENT DEALER INFORMATION

   ----------------------------------------------------------------------------
   (Firm Name)

   -----------------------------------------    -------------------------------
   (Rep. Name)                                  (Rep No.)

   -----------------------------------------
   (Authorized Signature)

   ----------------------------------------------------------------------------
   (Branch Address)                                               (Branch No.)

   ------------------------------------   ----------------------  -------------
   (City)                                 (State)                 (Zip)
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

                               THE HOMESTATE GROUP

                       HomeState Pennsylvania Growth Fund

                              1857 William Penn Way
                                 P.O. Box 10666
                            Lancaster, PA 17605-0666

                               INVESTMENT ADVISER
                            GENERAL FUND INFORMATION

                             Emerald Advisers, Inc.
                                 P.O. Box 10666
                            Lancaster, PA 17605-0666

                                   DISTRIBUTOR
                              MARKETING INFORMATION

                        Rodney Square Distributors, Inc.
                               Rodney Square North
                              1100 N. Market Street
                            Wilmington, DE 19890-0001

                                  ADMINISTRATOR
                                ACCOUNTING AGENT
                                 TRANSFER AGENT

                      Rodney Square Management Corporation
                               Rodney Square North
                              1100 N. Market Street
                            Wilmington, DE 19890-0001

                                    CUSTODIAN

                           CoreStates Financial Corp.
                                  P.O. Box 7558
                           Philadelphia, PA 19101-7558

                                  LEGAL COUNSEL

                            Duane, Morris & Heckscher
                             305 North Front Street
                              Harrisburg, PA 17108

                             INDEPENDENT ACCOUNTANTS

                              Price Waterhouse LLP
                           30 South Seventeenth Street
                             Philadelphia, PA 19103

                               GRAPHIC DESCRIPTION
                               -------------------


                            Back Cover is a Marble Pattern
                        only. No type on Back Cover of
                        Prospectus.

THE HOMESTATE GROUP
HomeState Pennsylvania Growth Fund
----------------------------------
1857 William Penn Way
P.O. Box 10666
Lancaster, PA 17605-0666

Investment Adviser
General Fund Information
------------------------                     ----------------------------------
Emerald Advisers, Inc.                                STATEMENT OF
P.O. Box 10666                                     ADDITIONAL INFORMATION
Lancaster, PA 17605-0666
                                                    The HomeState Group
Distributor
-----------                                           The HomeState
Rodney Square Distributors, Inc.                 Pennsylvania Growth Fund
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-0001

Administrator
Transfer Agent and                               DATED OCTOBER 27, 1995
Accounting Agent                              As Amended November 20, 1995
----------------                              ----------------------------
Rodney Square Management Corporation
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-0001

Custodian
---------
CoreStates Financial Corp.
P.O. Box 7558
Philadelphia, PA 19101-7558

Legal Counsel
-------------
Duane, Morris & Heckscher
305 North Front Street
Harrisburg, PA 17108

Independent Accountants
-----------------------
Price Waterhouse LLP
30 South Seventeenth Street
Philadelphia, PA 19103

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED OCTOBER 27, 1995
                          AS AMENDED NOVEMBER 20, 1995

                               THE HOMESTATE GROUP

This Statement of Additional Information contains information which may be useful to investors but which is not included in the Prospectus of The HomeState Group (the "Fund"). This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus. This Statement is only authorized for distribution when accompanied or preceded by a copy of the Fund's Prospectus dated October 27, 1995, as amended November 20, 1995. You may obtain a free copy of the Prospectus by writing the Fund, P.O. Box 10666, Lancaster, PA 17605, or by calling (717) 396-7864.


                                TABLE OF CONTENTS
Definitions ...................................................    2
Additional Information Concerning Investment Objectives
and Policies ...................................................   2
        Fundamental Investment Restrictions ....................   2
        Other Investment Policies ..............................   4
Additional Fund Valuation Information ..........................   6
        Additional General Fund Information ....................   6
Additional Purchase and Redemption Information .................   8
        Reduced Sales Charge Plans .............................   8
Additional Dividend, Distributions & Taxes Information .........  10
        Dividend & Distributions ...............................  10
        Taxes ..................................................  12
Management of the Fund .........................................  12
        Board of Trustees and Officers of the Fund  ............  12
        Person Controlling the Fund ............................  14
        Investment Adviser and Other Services Providers ........  14
        The Distribution Plan ..................................  16
Additional Brokerage Allocation Information ....................  17
Measuring Performance ..........................................  17
Financial Statements ...........................................  19
Appendix A - Description of Ratings ............................  35
Appendix B - Pennsylvania Based Companies ......................  37

                                   DEFINITIONS

The "Fund"            The HomeState Group Pennsylvania Growth Fund
"EAI" or              Emerald Advisers, Inc., the Fund's Investment Adviser
"Adviser"
"Distributor"         Rodney Square Distributors, Inc., the Fund's Distributor
"CSFN"                CoreStates Financial Corp., the Fund's Custodian
"Rodney               Rodney Square Management Corporation, the Fund's
Square"               Administrator, Accounting Agent and Transfer Agent


             ADDITIONAL INFORMATION CONCERNING INVESTMENT OBJECTIVES
                                  AND POLICIES

General
The HomeState Group is registered as a "series" fund, whereby each individual series of the Fund, in effect, represents a separate mutual fund with its own objectives and policies. Currently, there is one series operating: The HomeState Pennsylvania Growth Fund. The discussion of investment objectives and policies that follows relates only to this series of the Fund. In the likely event that further series' of the Fund are introduced, these new series would have their own separate objectives and policies and would be disclosed here as such. In the meantime, any discussion of the "Fund" in this Statement relates specifically to the HomeState Pennsylvania Growth Fund.

The Fund's objective is long-term growth through capital appreciation. The Fund seeks to achieve this goal mainly by investing in a diversified portfolio of companies that have their headquarters or principal operations in the Commonwealth of Pennsylvania, or companies based elsewhere but whose business in the Commonwealth of Pennsylvania contributes significantly to their overall performance. To pursue its objective, the Fund will invest at least 65% of the value of its total assets in common stocks, preferred stocks and securities convertible into common and preferred stocks issued by firms whose headquarters are located in Pennsylvania or companies based elsewhere but have significant operations in Pennsylvania (i.e. at least 50% of their revenues are derived from operating units headquartered in Pennsylvania).

Fundamental Investment Restrictions
The following investment policies and restrictions may not be changed without the approval of a majority of the Fund's outstanding shares. For these purposes, a majority of shares of the Fund is defined as the vote, at a special meeting of the shareholders of the Fund duly called, of more than fifty percent (50%) of the Fund's outstanding voting securities.

The Fund may not under any circumstances:

    (1) Purchase the securities of any issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities) if as a result more than five percent (5%) of the value of the Fund's total assets at the time of such purchase would be invested in the securities of the issuer;

    (2) Invest more than fifteen percent (15%) of its total assets in any one industry;

    (3) Invest in, write, or sell put or call options, straddles, spreads or combinations thereof;

    (4) Borrow money, except from a bank. Such borrowing shall be permitted for temporary or emergency purposes only (to facilitate the meeting of redemption requests), and not for investment purposes. Such borrowing cannot exceed fifteen percent (15%) of the Fund's current total assets, and will be repaid before any additional investments are purchased. The Fund will not purchase securities when borrowing exceeds 5% of total assets;

    (5) Pledge, mortgage or hypothecate assets, except to secure borrowings permitted by Item (4) above, and then only pledge securities not exceeding ten percent (10%) of the Fund's total assets (at current value);

    (6) Issue or sell senior securities;

    (7) Make short sales;

    (8) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities;

    (9) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

    (10) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate that are issued or backed by the United States Government, its agencies or instrumentalities;

    (11) Make loans, except by purchase of debt obligations in which the Fund may invest in accordance with its investment policies, or except by entering into qualified repurchase agreements with respect to not more than twenty-five percent (25%) of its total assets (taken at current value).

    (12) Purchase or sell commodities, commodity contracts or futures contracts;

    (13) Purchase or hold the securities of any issuer if the officers or directors of the Fund or its investment adviser (i) individually own more than one-half of one percent (0.5%) of the outstanding securities of the issuer, or
(ii) collectively own more than five percent (5%) of the outstanding securities;

    (14) Acquire more than ten percent (10%) of the voting securities of any issuer; or make investments for the purpose of gaining control of a company's management;

    (15) Invest in the securities of other investment companies (excepting no-load, open-end money market mutual funds, and excepting the case of acquiring such companies through merger, consolidation or acquisition of assets). The Fund will not invest more than ten percent (10%) of its total current assets in shares of other investment companies nor invest more than five percent (5%) of its total current assets in a single investment company. When investing in a money market mutual fund, the Fund will incur duplicate fees and expenses.

    The aforementioned investment limitations are considered at the time the investment securities are purchased.

Other Investment Policies

In addition to the fundamental investment restrictions listed above, the Fund has also adopted the following non-fundamental investment policies. These policies may be changed by the Fund's Board of Trustees without shareholder approval.

The Fund:

    (1) Will not invest in foreign currencies or foreign options;

    (2) Will not buy or sell oil, gas or other mineral leases, rights or royalty contracts;

    (3) Will not invest in illiquid securities (including illiquid equity securities, repurchase agreements and time deposits with maturities or notice periods of more than 7 days, and other securities which are not readily marketable, including securities subject to legal or contractual restrictions on resale);

    (4) Will not issue long-term debt securities;

    (5) Will not invest more than five percent (5%) of its total assets (at current value) in securities of companies, including predecessor companies or controlling persons, having a record of less than three years of continuous operation;

    (6) Will not invest in warrants (A warrant is an option issued by a corporation that gives the holder the right to buy a stated number of shares of common stock of the corporation at a specified price within a designated time period);

    (7) Will not invest more than ten percent (10%) of its total assets (at current value) in repurchase agreements, and will not invest in repurchase agreements maturing in more than seven days;

(A repurchase agreement is a contract under which the Fund acquires a security for a relatively short time period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (which represents the Fund's cost plus interest). The Fund will enter into such agreements only with commercial banks and registered broker-dealers. In these transactions, the securities issued by the Fund will have a total value in excess of the value of the repurchase agreement during the term of the agreement. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest, and it may incur expenses in selling the security. In addition, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the United States Bankruptcy Code of 1983 or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.)

    (8) May invest its cash for temporary purposes in commercial paper, certificates of deposit, money market mutual funds, repurchase agreements (as set forth in Item 7 above) or other appropriate short-term investments; (Commercial paper must be rated A-1 or A-2 by Standard & Poor's Corporation
("S & P") or Prime-1 or Prime-2 by Moody's Investor Services ("Moody's"), or issued by a company with an unsecured debt issue currently outstanding rated AA by S & P or Aa by Moody's, or higher. For more information on ratings, see "Appendix: Description of Ratings" in this Statement. Certificates of Deposit ("CD's") must be issued by banks or thrifts which have total assets of at least $1 billion. In the case of a bank or thrift with assets of less than $1 billion, the Fund will only purchase CD's from such institutions covered by FDIC insurance, and only to the dollar amount insured by the FDIC.)

    (9) May invest in securities convertible into common stock, but only when the Fund's investment adviser believes the expected total return of such a security exceeds the expected total return of common stocks eligible for investment; (In carrying out this policy, the Fund may purchase convertible bonds and convertible preferred stock which may be exchanged for a stated number of shares of the issuer's common stock at a price known as the conversion price. The conversion price is usually greater than the price of the common stock at the time of purchase of the convertible security. The interest rate of convertible bonds and the yield of convertible preferred stock will generally be lower than that of the non-convertible securities. While the value of the convertible securities will usually vary with the value of the underlying common stock and will normally fluctuate inversely with interest rates, it may show less volatility in value than the non-convertible securities. A risk associated with the purchase of convertible bonds and convertible preferred stock is that the conversion price of the common stock will not be attained. The Fund will purchase only those convertible securities which have underlying common stock with potential for long-term growth in EAI's opinion. The Fund will only invest in investment-grade convertible securities (Those rated in the top four categories by either Standard & Poor's Corporation ("S & P") or Moody's Investor Services, Inc. ("Moody's") - See "Appendix: Description of Ratings" in this statement).

    (10) Will maintain its portfolio turnover rate at a percentage consistent with its investment objective of long-term growth. The Fund will not engage primarily in trading for short-term profits, but it may from time to time make investments for short-term purposes when such trading is believed by EAI to be desirable and consistent with a sound investment policy. The Fund may dispose of securities whenever it deems advisable without regard to the length of time held. The Fund is not expected to exceed a portfolio turnover rate of 80% on an annual basis.

                     ADDITIONAL FUND VALUATION INFORMATION

    The Fund determines its net asset value per share daily by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding. The Fund's net asset value per share is calculated as of the close of trading on the New York Stock Exchange (the "Exchange") every day the Exchange is open for trading. The Exchange closes at 4:00 p.m. Eastern Time on a normal business day. Presently, the Exchange is closed on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

    Temporary investments held by the Fund's portfolio having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less may be valued at cost, adjusted for amortization of premiums or accrual of discounts, if in the judgment of the Board of Trustees such methods of valuation are appropriate, or under such other methods as the Board of Trustees may from time to time deem to be appropriate. The cost of those temporary securities that had original maturities in excess of sixty days shall be determined by their fair market value as of the sixty-first day prior to maturity. All other securities and assets in the portfolios will be appraised in accordance with those procedures established in good faith in computing the fair market value of these assets by the Board of Trustees.

                       ADDITIONAL GENERAL FUND INFORMATION

Description of Share and Voting Rights
    The Declaration of Trust permits the Board of Trustees to issue an unlimited number of shares of beneficial interest without par value from separate classes ("Series") of shares. Currently the Trust is offering shares of one Series.

    The shares of the Trust are fully paid and nonassessable except as set forth under "Shareholder and Trustee Liability" and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Trust have no pre-emptive rights. The shares of the Trust have non-cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Trust. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class except that shares shall be voted as a separate class with respect matters affecting that class or as otherwise required by applicable law.

    The Trust will continue without limitation of time, provided however that:

    1) Subject to the majority vote of the holders of shares of any Series of the Trust outstanding, the Trustees may sell or convert the assets of such Series to another investment company in exchange for shares of such investment company and distribute such shares ratably among the shareholders of such Series;

    2) Subject to the majority vote of shares of any Series of the Trust outstanding, the Trustees may sell and convert into money the assets of such Series and distribute such assets ratably among the shareholders of such Series; and

    3) Without the approval of the shareholders of any Series, unless otherwise required by law, the Trustees may combine the assets of any two or more Series into a single Series so long as such combination will not have a material adverse effect upon the shareholders of such Series.

    Upon completion of the distribution of the remaining proceeds or the remaining assets of any Series as provided in paragraphs 1), 2), and 3) above, the Trust shall terminate as to that Series and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged.

Shareholder and Trustee Liability. - Under Pennsylvania law, shareholders of such a Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Therefore, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

    Fund shares are sold at net asset value with a sales charge payable at the time of purchase. The Prospectus contains a general description of how investors may buy shares of the Fund, as well as a table of applicable sales charges for the Fund. This Statement contains additional information which may be of interest to investors.

    The Fund is currently making a continuous offering of its shares. The Fund receives the entire net asset value of shares sold. The Fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. The public offering price is the net asset value plus the applicable sales charge, if any.

    For orders placed through the Fund's established broker-dealer network, the public offering price will be based on the net asset value determined on the day the order is placed, but only if (i) the dealer has received the order before the close of the Exchange, and (ii) the dealer transmits it to the Fund's Distributor prior to the close of the Exchange that same day (normally 4:00 p.m. Eastern time). The dealer is responsible for transmitting this order by 4:00 p.m. Eastern time, and if the dealer fails to do so, the customer's entitlement to that day's closing price must be settled between the customer and the dealer. If the dealer receives the order after the close of the Exchange, the price will be based on the net asset value determined as of the close of the Exchange on the next day it is open.

    If funds are sent directly to Rodney Square, they will be invested at the public offering price based on the net asset value next determined after receipt. Payment for purchase of shares of the Fund must be in United States dollars. If payment is made by check, the check must be drawn on a United States bank.

Reduced Sales Charge Plans
    Shares of series of the Fund may be purchased at a reduced sales charge to certain investors listed in the Fund's Prospectus and below.

    The underwriter's commission (paid to the Distributor) is the sales charge shown in the Prospectus, less any applicable dealer concession. The dealer concession is paid to those firms selling shares as a member of the Fund's broker-dealer network. The dealer concession is the same for all dealers, except that the Distributor retains the entire sales charge on any retail sales made by it. For the period ended June 30, 1995, Fund/Plan Broker Services, Inc., the Fund's previous distributor, received $263,145 in sales charges on sales of shares of the Fund, of which it retained $35,601 after reallowance of dealer concessions. Following are detailed discussions of some of the reduced sales charge plans listed in the Fund's Prospectus:

Combined Purchase Privilege - Certain investors may qualify for a reduced sales charge by combining purchases into a single "purchase" if the resulting "purchase" totals at least $50,000. The applicable sales charge for such a "purchase" is based on the combined purchases of the following: (i) an individual, or a "company," as defined in section 2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Fund or other registered investment companies at a discount); (ii) an individual, their spouse and their children under age twenty-one, purchasing for his, her or their own account; (iii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iv) a single purchase for the employee benefit plans of a single employer. Rodney Square, the Fund's Transfer Agent, must be advised of the related accounts at the time the purchase is made.

Right of Accumulation - An investor's purchase of additional shares may qualify for a cumulative quantity discount by combining a current purchase with certain other shares already owned ("Right of Accumulation"). The applicable shares charge is based on the total of: (i) the investor's current purchase; (ii) the net asset value (valued at the close of business on the previous day of (a.) all shares of the series held by the investor, and (b.) all shares of any other series fund of the HomeState Group which may be introduced and held by the investor; and (iii) the net asset value of all shares described in section (ii) above owned by another shareholder eligible to combine their purchase with that of the investor into a single "purchase" (See "Combined Purchase Privilege" above).

    To qualify for the Combined Purchase Privilege or obtain the Right of Accumulation on a purchase through a broker-dealer, when each such purchase is made the investor or dealer must provide the Distributor with sufficient information to verify that the purchase qualifies for the privilege or discount.

Letter of Intent - Investors may purchase shares at a reduced sales charge by means of a written Letter of Intent (a "Letter"), which expresses the investor's intention to invest a minimum of $50,000 within a period of 13 months in shares of the Fund.

    Each purchase of shares under a Letter will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in such Letter. At the investor's option, a Letter may include purchases of shares made not more than ninety days prior to the date the investor signed the Letter; however, the 13-month period during which the Letter is in effect will then begin on the date of the earliest purchase to be included. Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the Combined Purchase Privilege (see above) may purchase shares under a single Letter. The Letter is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter is 20% of such stated amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed accounts will be involuntarily redeemed to pay the additional sales charge, if necessary.

    To the extent that an investor purchases more than the dollar amount indicated in the Letter and qualifies for a further reduction in the sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, the sales charge adjustment will be used to purchase additional shares of the Fund's series at the then-current offering price applicable to the actual amount of the aggregate purchases. No sales charge adjustment will be made until the investor's dealer returns any excess commissions previously received. Dividends and distributions on shares held in escrow, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. The escrow will be released when the full amount indicated has been purchased. Investors making initial purchases who wish to enter into a Letter may complete the appropriate section of the Subscription Application Form. Current shareholders may call the Fund at (800) 232-0224 to receive the appropriate form.

Reinstatement Privilege - An investor who has sold shares of the Fund may reinvest the proceeds of such sale in shares of the series within 120 days of the sale, and any such reinvestment will be made at the Fund's then-current net asset value, so that no sales charge will be levied. Investors should call the Fund for additional information.

    By exercising this reinstatement privilege, the investor does not alter the federal income tax treatment of any capital gains realized on the previous sale of shares of the series, but to the extent that any shares are sold at a loss and proceeds are reinvested in shares of the series, some or all of the loss may be disallowed as a deduction. Please contact your tax adviser for more information concerning tax treatment of such transactions.

             ADDITIONAL DIVIDEND, DISTRIBUTIONS & TAXES INFORMATION

Dividends and Distributions
Dividends, if any, will be declared and paid in January and July. Capital gains, if any, will be declared and paid in July and December. All such payments will be declared on the 15th of the month and paid on the 20th of the month. If any of these dates falls on a weekend, both the declaration and payment dates will be moved accordingly to the next business day.

    If you elect to receive cash dividends and/or capital gains distributions and a check is returned as undelivered by the United States Postal Service, the Fund reserves the right to invest the check in additional shares of the Fund at the then-current net asset value and to convert your account's election to automatic reinvestment of all distributions, until the Fund's Transfer Agent receives a corrected address in writing from the number of account owners authorized on your application to change the registration. If the Transfer Agent receives no written communication from the account owner(s) and there are no purchases, sales or exchanges in your account for a period of time mandated by state law, then that state may require the Transfer Agent to turn over to state government the value of the account as well as any dividends or distributions paid.

    After a dividend or capital gains distribution is paid, the Fund's share price will drop by the amount of the dividend or distribution. If you have chosen to have your dividends or distributions paid to your account in additional shares, the total value of your account will not change after the dividend or distribution is paid. In such cases, while the value of each share will be lower, each reinvesting shareholder will own more shares. Reinvested shares will be purchased at the price in effect at the close of business on the day after the record date.

Taxes
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify, and, therefore to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

    (1) Derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities, loans, and gains from the sale of stock and securities, or other income derived with respect to its business of investing in such stock or securities;

    (2) Derive less than 30% of its gross income from gains from the sale or other disposition of certain assets (including stock or securities) held for less than three months;

    (3) Distribute with respect to each taxable year at least 90% of its taxable and tax-exempt income for such year; and

    (4) Diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, United States Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the United States Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related types of businesses.

    If the Fund qualifies to be taxed as a regulated investment company it is accorded special tax treatment and will not be subject to federal income tax on income distributed to its shareholders in the form of dividends (including both capital gain and ordinary income dividends). If, however, the Fund does not qualify for such special tax treatment, the Fund will be subject to tax on its taxable income at corporate rates, and could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. In addition, if the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gain for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax. In calculating its income, the Fund must include dividends in income not when received, but on the date when the stock in question is acquired or becomes ex-dividend, whichever is later.

Other Tax Information

Return of Capital Distributions - If the Fund makes a distribution to you in excess of its accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares.

Capital Gains - When you purchase shares of the Fund, the Fund's then-current net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the Fund. If the Fund subsequently distributed such amounts to you, the distribution would be taxable, although it constituted a return of your investment. For federal income tax purposes, the Fund is permitted to carry forward net realized capital losses, if any, and realize net capital gains up to the amount of such losses without being required to pay taxes on or distribute such gains which, if distributed, might be taxable to you.

Dividends - The Code provides a 70% deduction for dividends received by corporate shareholders, with certain exceptions. It is expected that only part of the Fund's investment income will be derived from dividends qualifying as such and, therefore, not all dividends received will be subject to the deduction.

Shares Purchased through Retirement Plans - Special tax rules and fiduciary responsibility requirements apply to investments made through retirement plans which satisfy the requirements of Section 401(a) of the Code. Shareholders of the Fund should consult with their tax adviser to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of such an investment on their particular tax situation.

                             MANAGEMENT OF THE FUND

Board of Trustees and Officers of the Fund
    The following individuals hold positions as Trustees and/or Officers of the Fund. Their position with the Fund is listed along with their business occupations for the previous five years:

Name and Position             Occupation for Previous Five Years
-----------------             ----------------------------------

Scott L. Rehr*                Vice President and Treasurer, Emerald Advisers,
Trustee, President of         Inc. (1991 - Present); Vice President, Weik
the Fund                      Investment Services, Inc. (1990 - 1991); Vice
                              President, Penn Square Mutual Fund and The William
                              Penn Interest Income Fund (1989 - 1990); Director of Investor Services, Penn Square Management Corp.
                              (1986 - 1989).

Bruce E. Bowen                Private Investor, Retired. Vice Chairman and
Trustee                       Secretary, Penn Square Mutual Fund (1968 - 1988)
                              and the William Penn Interest Income Fund (1987 -
                              1988); Vice President and Secretary, Penn Square
                              Management Corp. (1964 - 1988); Director,
                              Berk-Tek, Inc. (1987 - 1991; Director, Morgan
                              Corporation, (1989 - 1991).

Kenneth G. Mertz II, C.F.A.*  President, Emerald Advisers, Inc. (1992 -
Trustee, Vice President       Present); Chief Investment Officer, Pennsylvania
and Chief Investment          State Employes Retirement System (1985 - 1992);
Officer                       Member, National Advisory Board, Northwest
                              Center for Professional Education/Real Estate
                              Investment for Pension Funds (1991 - 1992);
                              Member, Advisory Board, APA/Fostin Pennsylvania
                              Venture Capital Fund (1987 - 1992).

Daniel W. Moyer IV            Vice President, Emerald Advisers, Inc. (1992 -
Vice President and            Present); Registered Representative, First Montauk
Secretary                     Securities Corp. (1992 - Present); Branch Office
                              Manager, Keogler Morgan & Co., Registered
                              Representative, Director, Financial Management
                              Group (1988 - 1992).

Scott C. Penwell, Esq. **     Partner, Duane, Morris & Heckscher (1981 -
Trustee                       Present); Chairman, Securities Regulation
                              Committee of the Corporation, Banking and Business
                              Law Section of the Pennsylvania Bar Association
                              (1994 - Present).

Dr. H. J. Zoffer              Dean, Joseph M. Katz School of Business,
                              University of Pittsburgh (1968 - Present); Trustee
                              Professor of Business Administration, Joseph M.
                              Katz School of Business, University of Pittsburgh
                              (1966 - Present); Director, Penwood Savings
                              Association (1991 - Present).

* Employee of Emerald Advisers, Inc. and "Interested Person" within the meaning of the Investment Company Act of 1940.
** Employee of the Fund's Legal Counsel and therefore an "Interested Person" within the meaning of the Investment Company Act of 1940.

    The Trustees of the Fund who are not employed by the Adviser, the Distributor, or their affiliates (the "Disinterested Trustees") receive a $1,000 annual retainer, $250 for each Trustees meeting attended, and $100 for each Audit Committee meeting attended. For the year ended June 30, 1995, the Trustees received fees totalling $6,000 for their services. The Fund will also reimburse the Independent Trustees' travel expenses incurred attending Board meetings.

    The Officers of the Fund receive no compensation for their services as such.

    As of June 30, 1995, the Trustees and Officers of the Fund owned, as a group, less than one percent of the outstanding shares of the Fund.

    The Declaration of Trust of the Fund provides that the Fund will indemnify its Trustees and may indemnify its officers and employees against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Trust that they have acted in bad faith, with reckless disregard of his/her duties, willful misconduct or gross negligence. The Fund, at its expense, may provide liability insurance for the benefit of its Trustees, officers and employees.

Person Controlling the Fund

    To the knowledge of the Fund, no person owned of record or beneficially 25% or more of the Fund's outstanding shares as of June 30, 1995.

    The Following persons owned of record or beneficially 5% or more of the Fund's outstanding shares as of June 30, 1995:

  NAME                 ADDRESS                                  % OF OWNERSHIP
  ----                 -------                                  --------------
AMP, Inc.              P.O. Box 3608, Harrisburg, PA 17105            6.9%

Investment Adviser and Other Service Providers

Investment Adviser and Principal Underwriter

Emerald Advisers, Inc., 1857 William Penn Way, Lancaster, PA 17601, and Rodney Square Distributors, Inc., Rodney Square North, 100 N. Market Street, Wilmington, DE 19890-0001, are the Fund's investment adviser and distributor, respectively. The Distributor is not obligated to sell any specific amount of shares of the Fund and will purchase shares for resale only against orders for shares. The Distributor is a Delaware corporation, a broker-dealer registered with the Securities and Exchange Commission, and a member of the National Association of Securities Dealers, Inc., (the "NASD"). The Distributor is an affiliate of Rodney Square, which also provides administrative, shareholder and accounting services to the Fund. Some officers of the Fund are employed by the Adviser and may also distribute shares of the Fund as registered representatives of the Distributor.

    Effective August 19, 1994, Emerald Advisers, Inc. the investment adviser of the Fund, became a wholly-owned subsidiary of Emerald Asset Management, Inc. ("EAM"), 1857 William Penn Way, Lancaster, PA 17601. The shareholders of EAM are: Joseph E. Besecker, James Brubaker, J. Jeffrey Fox, Kenneth G. Mertz II, Daniel W. Moyer IV, Scott L. Rehr, Douglas S. Thomas, Paul W. Ware and Judy S. Ware.

    The following individuals have the following positions and offices with the Fund and EAI:

POSITION WITH:                           FUND
-------------                            -----
NAME:             ADVISER                (TRUSTEE)      (OFFICER)
-----             -------                ---------      ---------

Scott L.          Vice President,        Trustee        President
Rehr              Treasurer,  Director

Kenneth M.        President, Director    Trustee        Vice President,
Mertz II, C.F.A.                                        Chief Investment Officer

Daniel W.         Vice President,       None            Vice President and
Moyer IV          Director                              Secretary

    In carrying out its responsibilities under the investment advisory contract with the Fund, EAI furnishes or pays for all facilities and services furnished or performed for, or on behalf of, the Fund. Such items may include, but are not limited to: office facilities, office support materials and equipment, records and personnel necessary to manage the Fund's daily affairs. In return for these services, the Fund has agreed to pay EAI an annualized fee, based on the average market value of the net assets of the Fund, computed each business day and paid to EAI monthly. The fee is paid as follows:


      Assets $0 to $250 Million....................... 0.75%
      Over $250 MM to $500 MM......................... 0.65%
      Over $500 MM to $750 MM......................... 0.55%
      Over $750 Million............................... 0.45%

    These fees are higher than most but comparable to fees paid by equity funds of a similar investment objective and size. For the one year ended June 30, 1995, the one year ended June 30, 1994 and the period ended June 30, 1993, EAI received management fees from the Fund, before voluntary reimbursement of expenses, totalling $106,017, $53,255 and $9,766, respectively.

    The Fund pays all of its expenses other than those expressly assumed by the Adviser. Specifically, the Fund pays the fees and expenses of its transfer agent, custodian, independent auditors and legal counsel. These fees are generally for the costs of necessary professional services, regulatory compliance, and those pertaining to maintaining the Fund's organizational standing. The resulting fees may include, but are not limited to: brokerage commissions, taxes and organizational fees, bonding and insurance, custody, auditing and accounting services, shareholder communications and shareholder servicing, and the cost of financial reports and prospectuses sent to Shareholders. The Adviser will reimburse its fee to the Fund to the extent such fee exceeds the most restrictive expense limitation in effect by a state regulatory agency where the Fund's shares are registered for purchase. The Adviser reserves the right to voluntarily waive any portion of its advisory fee at any time.

Administrator, Accounting Agent and Transfer Agent
--------------------------------------------------
Rodney Square Management Corporation, Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, is the administrator, accounting agent and transfer agent for the Fund. As administrator, Rodney Square provides administrative and operational services and facilities. As transfer, dividend disbursing, and shareholder servicing agent for the Fund Rodney Square is responsible for all such corresponding duties, including: maintenance of Fund shareholders records, transactions involving Fund shares, and the compilation, distribution, or reinvestment of income dividends or capital gains distributions, and shareholder communication regarding these items. Rodney Square also performs certain bookkeeping and accounting duties for the Fund. For the one year ended June 30, 1995, the one year ended June 30, 1994, and the period ended June 30, 1993, Fund/Plan Services, Inc., the Fund's previous transfer and accounting agent, received fees from the Fund totalling $80,253, $70,372 and $54,037, respectively.

Custodian and Independent Accountants
-------------------------------------
CoreStates Financial Corporation, P.O. Box 7558, Philadelphia, PA 19101-7558, is the custodian of the securities and cash of the Fund. For the year ended June 30, 1995, CFSN received custodial fees from the Fund totalling $26,648. Price Waterhouse LLP, 30 South Seventeenth Street, Philadelphia, PA 19103, are the independent accountants which audit the annual financial statements of the Fund.

The Distribution Plan

General Information. In order to compensate investment dealers (including for this purpose certain financial institutions) for services provided in connection with sales of shares of certain series of the Fund and maintenance of shareholder accounts within these series, the Distributor makes quarterly payments to qualifying dealers based on the average net asset value of shares of the Fund's specified series which are attributable to shareholders for whom the dealers are designated as the dealer of record. The Distributor makes such payments at the annual rate of 0.25% of the average net asset value, with "average net asset value" attributable to a shareholder account meaning the product of (i) the average daily share balance of the account multiplied by (ii) the series' average daily net asset value per share.

    For administrative reasons, the Distributor may enter into agreements with certain dealers providing for the calculation of "average net asset value" on the basis of assets of the accounts of the dealer's customers on an established day in each quarter. The Distributor may suspend or modify these payments at any time. Payments are subject to the continuation of the Series' Plan described below and the terms of service agreements between dealers and the Distributor.

The HomeState Pennsylvania Growth Fund. The HomeState Group's Pennsylvania Growth Fund is currently the only series operating with a Distribution Plan (a "Plan"). The Fund has adopted a Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Fund to compensate the Distributor for services provided and expenses incurred by it in promoting the sale of shares of the Series, reducing redemptions, or maintaining or improving services provided to shareholders by the Distributor or dealers. By promoting the sale of shares and/or reducing redemptions, the Plan should help provide a continuous cash flow, affording the Adviser the ability to purchase and redeem securities without forcing the Adviser to make unwanted redemptions of existing portfolio securities.

    The Plan provides for quarterly payments by the Fund to the Distributor at the annual rate of up to 0.35% of the Series' average net assets, subject to the authority of the Fund's Board of Trustees to reduce the amount of payments or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the specific purposes for which they are made shall be determined by the Board of Trustees of the Fund. At present, the Trustees have approved payments under the Plan for the purpose of reimbursing the Distributor for payments made by it to dealers under the service agreements referred to above as well as for certain additional expenses related to shareholder services and the distribution of shares, subject to the maximum annual rate of 0.35% of the Fund's average net assets. Continuance of the Plan is subject to annual approval by a vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect interest in the Plan or related arrangements (these Trustees are known as "Disinterested Trustees"), cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by separate votes of the Trustees and the Disinterested Trustees of the Fund. The Plan may not be amended in order to increase materially the costs which the Fund bear for distribution pursuant to the Plan without also being approved by a majority of the outstanding voting securities of the Fund. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of the majority of (i) the outstanding voting securities of the Fund, or (ii) the Disinterested Trustees.

    For the one year ended June 30, 1995, the one year ended June 30, 1994 and the period ended June 30, 1993, the Fund incurred $35,339, $17,751 and $ 3,256, respectively, in 12b-1 fees to Fund/Plan Broker Services, Inc., the Fund's previous distributor, pursuant to the Fund's Distribution Plan, of which $26,584, $15,215 and $2,608, respectively, was paid to qualifying dealers.

                   ADDITIONAL BROKERAGE ALLOCATION INFORMATION

    EAI places orders for the purchase or sale of portfolio securities of the Fund. In choosing a particular broker to execute a given transaction, EAI uses the following criteria: (1) the past capabilities of that broker in executing such types of trades; (2) the quality and speed of executing trades; (3) competitive commission rates; and (4) all other factors being equal, useful research services provided by the brokerage firm. The research services provided to EAI are used to advise all of its clients, including the Fund, but not all such services furnished are used to advise the Fund. Research services can include written reports and interviews by analysts on a particular industry or company or on economic factors, and other such services which can enhance EAI's ability to gauge the potential investment worthiness of companies and/or industries, such as evaluation of investments, recommendations as to the purchase or sale of investments, newspapers, magazines, quotation services and news services. If these services are not used exclusively by EAI for Fund research purposes, then EAI, based upon allocations of expected use, bears that portion of the service's cost that directly relates to non-Fund research use. The management fee paid by the Fund to EAI is not reduced because EAI receives these services even though EAI might otherwise be required to purchase some of these services for cash. EAI does not pay excess commissions to any broker for research services provided or for any other reason. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and subject to seeking the most favorable price and execution available and such other policies as the Board of Trustees may determine, EAI may consider sales of shares of front-end load series of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

    For the year ended June 30, 1995, the Fund incurred brokerage commissions aggregating $91,506.

                              MEASURING PERFORMANCE

    Average annual total return data ("Standardized Return") for the Fund may from time to time be presented in the Prospectus, this Statement and in advertisements. The Fund's "average annual total return" is an average annual compounded rate of return. It is the rate of return based on factors that include a hypothetical investment of $1,000 ("P" in the formula below) held for a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                      ERV  1/n
                      ---
                       P         - 1 = Average Annual Total Return

Using this formula, the Fund's average annual return for the period October 1, 1992 (Commencement of Operations) through October 1, 1995 is as follows:
10/1/92 maximum offering price = $10.53 per share; 10/1/95 net asset value = $17.22 per share.
$1,000 / $10.53 = 94.966 shares purchased.
94.966 shares x $0.06 dividend paid 7/30/93 = $5.69; $5.69 / $11.15 (dividend reinvestment price) = 0.510 additional shares purchased. 94.966 + 0.510 = 95.476 shares owned.
95.476 shares x $0.0538 dividend paid 12/15/93 = $5.14; $5.14/$12.47 (reinvest price) = 0.412 additional shares purchased. 95.476 + 0.412 = 95.888 shares owned.
95.888 shares x $0.215 dividend paid 7/15/94 = $20.62; $20.62/$12.36 (reinvest price) = 1.668 shares purchased. 95.888 + 1.668 = 97.556 shares owned.
97.556 shares x $0.338 dividend paid 7/18/95 = $32.97. $32.97/$15.92 (reinvest price) = 2.071 shares purchased.
97.556 + 2.071 = 99.627 shares owned.
99.627 shares x 10/1/95 n.a.v. $17.22 = $1,715.58 (ERV)

           $1,715.58     1/3
           ---------
           $1,000.00            -1 = 19.71% Average Annual Return

    Total return data ("Non-Standardized Return") may also be presented from time to time. The calculation of the Fund's "total return" uses some of the same factors as the calculation of the average annual total return, but does not average the rate of return on an annual basis. Total return measures the cumulative (rather than average) change in value of a hypothetical investment in the Fund over a stated period. Total return is stated as follows:

                      n
            P( 1 + T )  = ERV

    Both methods of total return calculation assume: (i) deduction of the Fund's maximum sales charge, if applicable, and (ii) reinvestment of all Fund distributions at net asset value on the respective date. Average annual total return and total return calculation is a measurement of past performance, and is not indicative of future results. Share prices will fluctuate so that an investor's shares in the Fund may be worth more or less than their original purchase cost when redeemed.

    The Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund ratings services (such as Lipper Analytical Services, Inc.), financial and business publications and periodicals, of broad groups of comparable mutual funds or of unmanaged indices (such as the Standard & Poor's 500, Dow Jones Industrial Average, NASDAQ Composite, Wilshire 5000 or Wilshire 4500 indices), which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

===============================================================================

  The HomeState Pennsylvania Growth Fund
  THE FUND AT A GLANCE o JUNE 30, 1995
-------------------------------------------------------------------------------

                       HomeState Pennsylvania Growth Fund
                      Performance Comparison vs. S & P 500+
                      Growth of $10,000 Initial Investment
          October 1, 1992 (Commencement of Operations) - June 30, 1995*

    Line Graph showing the growth of a $10,000 investment in The HomeState Pennsylvania Growth Fund and the S&P 500 on a monthly basis over the period of October 1, 1992 to June 30, 1995.


                                                        PA Growth
                                                          Fund
                                                         $15,297*
                                                         -------
                                                         S & P 500
                                                         $14,044
                                                         -------
                                                        Average
                                                         Annual
                                                         Return
                                                        --------
                                                          16.62%*



Past performance is not indicative of future performance.
* The Fund's investment performance and average total return for the period October 1, 1992 (Commencement of Operations) to June 30, 1995, reflects the Fund's maximum sales charge of 5.0%. Had the sales charge not been included, the Fund's average annual return would have been 18.81%, and the $10,000 initial investment would have been worth $ 16,108.
+ The Standard & Poor's 500 Index is an unmanaged index of 500 stocks weighted by market capitalization.
==============================================================================
PORTFOLIO STATISTICS
==============================================================================
TEN LARGEST PORTFOLIO HOLDINGS
-------------------------------------------------------------------------------
ISSUE/CITY                                             % OF FUND

 1.  Safeguard Scientifics Inc. (Wayne)                   4.1%
 2.  Iomega Corp.                                         2.6%
 3.  Harsco Corp. (Camp Hill)                             2.5%
 4.  AMP Incorporated (Harrisburg)                        2.5%
 5.  JLG Industries Inc. (McConnellsburg)                 2.3%
 6.  Vishay Intertechnology Inc. (Malvern)                2.3%
 7.  C-COR Electronics Inc. (State College)               2.2%
 8.  Kennametal Inc. (Latrobe)                            1.9%
 9.  York International (York)                            1.9%
10.  Magainin Pharmaceuticals (Plymouth Mtg)              1.8%
-------------------------------------------------------------------------------
                          DIVERSIFICATION BY INDUSTRY

     Pie Chart showing the breakdown of the Fund investments by industry as follows:

              Biotechnology                        3.6%
              Capital Goods                       13.9%
              Utilities                            1.7%
              Consumer Goods                       8.1%
              Other                                2.2%
              Tech-Other                          15.0%
              Energy                               1.4%
              Tech Computers & Info               15.9%
              Transport                            0.8%
              Materials & Services                15.3%
              Healthcare                           8.1%
              Finance Misc.                        6.5%
              Finance Bank/S&L                     7.5%

*Money market fund (4.2%); Net of Liabilities (2.0%)

===============================================================================
The HomeState Pennsylvania Growth Fund
SCHEDULE OF INVESTMENTS
JUNE 30, 1995
                                                                       Market
Shares                        EQUITIES* - 97.8% Market                 Value+
------                                                                 ------
                  Capital Goods - 13.9%
  6,000           Ametek Inc.                                        $108,000
  6,100           Greenbrier Companies Inc. (a)                        80,062
  9,800           Harsco Corp.                                        516,950
 18,000           JLG Industries Inc.                                 477,000
  8,500           Johnstown America Industries Inc. (b)                88,188
 11,200           Kennametal Inc.                                     394,800
 16,800           Met Pro Corp.                                       231,000
  1,200           Mine Safety Appliances Co.                           63,600
 11,700           Owosso Corp.                                        136,744
  3,200           Penn Engineering & Manufacturing Corp.              241,600
  8,700           Technitrol Inc.                                     123,975
  8,500           York International Corp.                            382,500
                                                                   ----------
                                                                    2,844,419
                                                                   ----------
                  Consumer Goods - General - 8.1%
  8,000           Adelphia Communications Corp. (b)                    70,000
  3,000           Allen Organ Company Class B                         133,500
  7,750           American Eagle Outfitters Inc. (b)                  122,062
 12,500           Chock Full O Nuts Corp. (a) (b)                      85,938
 14,950           Comcast Corp. Special Class A                       277,509
 12,500           DiMark Inc. (b)                                     187,500
  3,500           Hershey Foods Corp.                                 193,375
  6,000           Lesco Inc.                                           93,750
 45,000           NoCopi Technologies Inc.  (b)                        30,150
  9,500           Piercing Pagoda Inc. (b)                            100,938
  6,000           Right Management Consultants (b)                    136,500
  5,000           Rite Aid Corp.                                      128,125
  4,324           Strawbridge & Clothier Class A                       86,480
                                                                   ----------
                                                                    1,645,827
                                                                   ----------
See accompanying Notes to Financial Statements

===============================================================================

The HomeState Pennsylvania Growth Fund
                                                                       Market
Shares                        EQUITIES* (Continued)                    Value+
------                                                                 ------
                  Consumer Goods - Health Care - 8.1%
  7,900           Amerisource Health Corp. Class A   (b)             $180,219
 10,500           Amsco International Inc. (b)                        145,688
  4,000           Apria Healthcare Group (a) (b)                      113,000
  5,000           Arrow International Inc.                            211,250
 27,500           Concord Health Group Inc. (b)                       130,625
  8,500           Genesis Health Ventures Inc. (b)                    251,812
 10,000           Mylan Laboratories Inc.                             307,500
  8,000           Renal Treatment Centers Inc. (b)                    197,000
  8,000           Respironics Inc. (b)                                114,000
                                                                   ----------
                                                                    1,651,094
                                                                   ----------
                  Consumer Goods - Biotechnology - 3.6%
 13,000           Centocor Inc. (b)                                   186,062
  5,500           Genetic Therapy Inc. (a) (b)                         81,812
 51,500           IBAH, Inc. (b)                                      103,000
 53,500           Magainin Pharmaceuticals Inc. (b)                   367,812
                                                                   ----------
                                                                      738,686
                                                                   ----------
                  Energy - 1.4%
  6,000           Buckeye Partners                                    208,500
  2,500           Sun Company Inc.                                     68,437
                                                                   ----------
                                                                      276,937
                                                                   ----------
                  Finance - Banks - 5.6%
  1,483           BT Financial Corp.                                   46,714
  6,500           Commerce Bank (a)                                   125,938
  2,600           First Capitol Bank/York PA (b)                       50,050
  4,625           First Colonial Group, Inc.                           75,156
  3,800           Integra Financial Corp.                             184,775
    600           Kish Bancorp Inc.                                    25,800
  5,950           Mellon Bank Corp.                                   247,669

See accompanying Notes to Financial Statements

===============================================================================

The HomeState Pennsylvania Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 1995

                                                                       Market
Shares                        EQUITIES* (Continued)                    Value+
------                                                                 ------
                  Finance - Banks (Continued)
  6,000           Omega Financial Corp.                              $159,000
  7,219           SUN Bancorp Inc.                                    166,939
  2,500           Susquehanna Bancshares Inc.                          58,750
                                                                   ----------
                                                                    1,140,791
                                                                   ----------
                  Finance - Savings & Loans - 1.9%
  5,687           Parkvale Financial Corp.                            150,706
  4,400           Prime Bancorp Inc.                                   79,200
 15,750           Sovereign Bancorp, Inc.                             151,594
                                                                   ----------
                                                                      381,500
                                                                   ----------
                  Finance - Miscellaneous - 6.5%
  9,500           American Travellers Corp.  (b)                      167,438
  3,500           BHC Financial Inc.                                   57,312
 22,800           Crown American Realty                               287,850
  7,000           Donegal Group Inc.                                  119,000
  5,000           Kranzco Realty Trust                                 89,375
  6,500           Laurentian Capital Corp. (b)                         86,938
 14,500           Liberty Property Trust                              284,562
  5,000           Penn-American Group Inc.                             47,500
  8,250           Penn Treaty American Corp. (b)                      105,188
  5,000           Walshire Assurance Company                           82,500
                                                                   ----------
                                                                    1,327,663
                                                                   ----------
                  Materials & Services - 15.3%
  5,400           Air Products and Chemicals Inc.                     301,050
  2,000           Alco Standard Corp.                                 159,750
  4,000           Arco Chemical Co.                                   181,500
 26,666           Astrotech International Corp. (b)                    89,998
  3,000           Carpenter Technology Corp.                          204,375

See accompanying Notes to Financial Statements

===============================================================================
The HomeState Pennsylvania Growth Fund
                                                                       Market
Shares                        EQUITIES* (Continued)                    Value+
------                                                                 ------
                  Materials & Services (Continued)
 14,500           Charter Power Systems Inc.                         $348,000
  2,500           Dentsply International Corp.                         90,000
  3,500           Exide Corp.                                         150,500
  8,000           Giant Cement Holding Inc. (b)                        98,000
  9,500           Glatfelter (P.H.) Company                           191,188
 10,000           J & L Specialty Steel Inc.                          192,500
  2,500           Macdermid Inc. (a)                                  115,000
  6,000           OM Group Inc. (a)                                   171,000
  4,000           PPG Industries, Inc.                                172,000
 10,037           Robroy Industries Class A                           173,138
  8,000           Total Containment Inc. (b)                           85,000
 10,000           Tuscarora, Inc.                                     237,500
  3,000           Williamette Industries Inc. (a)                     166,500
                                                                   ----------
                                                                    3,126,999
                                                                   ----------
                  Technology - Communications - 4.3%
  8,700           Black Box Corp. (b)                                 123,975
 16,500           C-COR Electronics Inc. (b)                          453,750
 13,800           Electronics, Missiles &
                    Communications Industries (b)                      82,800
  3,750           Numerex Corp. Class A (b)                            42,188
  7,500           Scientific-Atlanta Inc. (a)                         165,000
                                                                   ----------
                                                                      867,713
                                                                   ----------
                  Technology - Computers &
                    Information Technology - 15.9%
  2,500           Cambridge Technology Partners Inc. (a)(b)            82,500
 12,000           Cohu Inc. (a)                                       280,500
  6,500           EMC Corp. (a)(b)                                    157,625
 13,000           HDS Network Systems Inc. (b)                         67,032
  3,200           Integrated Circuit Systems Inc. (b)                  47,200
 24,000           Iomega Corp. (a) (b)                                531,000
  4,200           Nexgen Inc. (a) (b)                                  99,225

See accompanying Notes to Financial Statements

===============================================================================

The HomeState Pennsylvania Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 1995

                                                                       Market
Shares                        EQUITIES* (Continued)                    Value+
------                                                                 ------
                  Technology - Computers &
                    Information Technology (Continued)
  4,400           Paradigm Technology Inc.  (a) (b)                  $ 98,725
 20,200           Safeguard Scientifics Inc. (b)                      838,300
  5,500           Silicon Graphics Inc. (a) (b)                       219,312
 17,500           SubMicron Systems Corp.(b)                          192,500
  6,600           SunGard Data Systems Inc. (b)                       344,850
 14,000           Systems & Computer Technology Corp. (b)             280,000
                                                                   ----------
                                                                    3,238,769
                                                                   ----------
                  Technology - Electronics - 10.7%
 12,200           AMP Inc.                                            515,450
 10,000           Amphenol Corp. Class A (a)(b)                       291,250
  9,800           Cable Design Technologies (b)                       210,700
 20,300           ECC International Corp. (b)                         225,838
 17,500           Genrad Inc. (a) (b)                                 133,437
  3,000           LAM Research Corp. (a) (b)                          192,000
  5,000           II VI Corp. (b)                                     138,750
 13,200           Vishay Intertechnology Inc. (b)                     476,850
                                                                   ----------
                                                                    2,184,275
                                                                   ----------
                  Transportation - 0.8%
  9,000           Arnold Industries Inc.                              157,500
                                                                   ----------

See accompanying Notes to Financial Statements

===============================================================================
                     The HomeState Pennsylvania Growth Fund
                                                                       Market
Shares                        EQUITIES* (Continued)                    Value+
------                                                                 ------
                  Utilities - 1.7%
   1,900          Bell Atlantic Corp.                                $106,400
   3,400          Pennsylvania Enterprises Inc.                       105,400
   7,500          Philadelphia Suburban Corp.                         138,750
                                                                   ----------
                                                                      350,550
                                                                   ----------
                             CASH EQUIVALENTS - 4.2%
                  Money Market Mutual Funds - 4.2%
 867,071          SEI Liquid Asset Trust - Government Portfolio       867,071
                                                                   ----------

                  TOTAL INVESTMENTS (cost $16,939,661)    102.0%   20,799,794
                  Liabilities in excess of other assets    (2.0%)    (411,895)
                                                                  -----------
                  NET ASSETS                              100.0%  $20,387,899
                                                                  ===========
* Securities listed are common stock unless otherwise indicated
+ See Note 1 to Financial Statements

(a) Non-Pennsylvania Company as defined in the Fund's current Prospectus
    (The aggregate value of such securities amounted to $3,189,824 as of June 30, 1995)
(b) Non-income producing security

See accompanying Notes to Financial Statements

===============================================================================
The HomeState Pennsylvania Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1995


  ASSETS
  Investments in securities at market value (cost $16,939,661)     $20,799,794
  Cash                                                                 187,509
  Receivables for:
    Dividends and interest                                              14,929
    Investment securities sold                                         156,471
    Reimbursement from Adviser                                          14,000
    Capital shares sold                                                215,314
                                                                   -----------
      Total Assets                                                  21,388,017
                                                                   -----------
  LIABILITIES
  Payables for:
    Investment securities purchased                                    738,362
    Accrued expenses                                                    48,985
    Capital shares repurchased                                         212,771
                                                                   -----------
        Total Liabilities                                            1,000,118
                                                                   -----------
  NET ASSETS                                                       $20,387,899
                                                                   ===========
  NET ASSETS CONSISTED OF:
  Shares of beneficial interest, no par value, 50,000,000
    authorized; 1,300,002 issued and outstanding                   $16,084,911
  Accumulated net realized gain on investments                         442,855
  Unrealized appreciation on investments                             3,860,133
                                                                   -----------
      Total net assets                                             $20,387,899
                                                                   ===========
  NET ASSET VALUE AND
  REDEMPTION PRICE PER SHARE
  ($20,387,899/1,300,002 shares)                                        $15.68
                                                                        ======
  Maximum offering price per share
   (100/95 of net asset value per share)                                $16.51
                                                                        ======
See accompanying Notes to Financial Statements

===============================================================================
The HomeState Pennsylvania Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 1995

  INVESTMENT INCOME
   Dividends                                                       $ 237,288
   Interest                                                           27,774
                                                                   ---------
       Total Investment Income                                       265,062
                                                                   ---------
  EXPENSES
   Advisory fees                                                     106,017
   12b-1 fees                                                         35,339
   Transfer agent fees                                                51,901
   Custodial fees                                                     26,648
   Accounting services fees                                           28,352
   Professional fees                                                  26,750
   Printing expenses                                                  12,033
   Trustees fee and expenses                                           6,000
   Miscellaneous expenses                                                971
                                                                   ---------
       Total Expenses                                                294,011
   Expenses voluntarily reimbursed by Adviser                        (14,000)
                                                                   ---------
       Net Expenses                                                  280,011
                                                                   ---------
  Net investment loss                                                (14,949)
                                                                   ---------
  REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
   Net realized gain on investment transactions                      442,297
   Change in unrealized appreciation on investments                3,570,194
                                                                   ---------
  Net realized and unrealized gain on investments                  4,012,491
                                                                   ---------
  NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                 $3,997,542
                                                                  ==========
   See accompanying Notes to Financial Statements

===============================================================================

The HomeState Pennsylvania Growth Fund
STATEMENT OF CHANGES IN NET ASSETS

                                                  For the Year    For the Year
                                                    Ended            Ended
                                                 June 30, 1995   June 30, 1994
                                                 -------------   -------------
OPERATIONS
  Net investment loss                              ($    14,949)   ($    23,052)
  Net realized gain on investment
   transactions                                         442,297         203,086
  Change in unrealized appreciation on
   investments                                        3,570,194         186,561
                                                    -----------    ------------
  Net increase in net assets resulting from
   operations                                         3,997,542         366,595
                                                    -----------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:*
  Net investment income                                       0          (9,642)
  Net realized gain from investment transactions       (174,096)        (39,344)
                                                    -----------    ------------
                                                       (174,096)        (48,986)
                                                    -----------    ------------
NET INCREASE FROM CAPITAL
SHARE TRANSACTIONS
- Note 2                                              6,672,056       6,548,697
                                                    -----------    ------------
TOTAL INCREASE IN NET ASSETS                         10,495,502       6,866,306

NET ASSETS:
  Beginning of year                                   9,892,397       3,026,091
                                                    -----------    ------------

  End of year                                       $20,387,899    $  9,892,397
                                                    ===========    ============

* Does not include $68,435 short-term capital gain ($0.052 per share) and $373,784 long-term capital gain ($0.286 per share) distributed July 21, 1995 to shareholders of record as of July 17, 1995.


See accompanying Notes to Financial Statements

===============================================================================

The HomeState Pennsylvania Growth Fund
FINANCIAL HIGHLIGHTS


   For a share outstanding throughout each period:


                                                            Year Ended          Year Ended       October 1, 1992+
                                                          June 30, 1995       June 30, 1994      to June 30, 1993
                                                          -------------       -------------      ----------------
Net asset value at beginning of period                         $12.37              $10.98              $10.00
                                                               ------              ------              ------

Income from Investment Operations
---------------------------------
Net investment income (loss)                                    (0.01)              (0.03)               0.03
Net realized and unrealized gains on investments                 3.54                1.53                0.95
                                                                 ----                ----                ----
    Total from investment operations                             3.53                1.50                0.98
                                                                 ----                ----                ----
Less Distributions
------------------
Dividends from net investment income                             0.00               (0.03)               0.00
Distributions from net realized gains                           (0.22)              (0.08)               0.00
                                                                 ----                ----                ----
    Total distributions                                         (0.22)              (0.11)               0.00
                                                                 ----                ----                ----
Net asset value at end of period                               $15.68              $12.37              $10.98
                                                               ======              ======              ======
Total return**                                                  28.96%              13.75%              13.07%*
                                                               ======              ======              ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                                 $20,387,899          $9,892,397          $3,026,091
Ratio of expenses to average net assets before
  reimbursement by Adviser                                       2.00%               2.67%               7.85%*
Ratio of expenses to average net assets after
  reimbursement by Adviser                                       1.91%               2.23%               1.87%*
Ratio of net investment loss to average
  net assets before reimbursement by Adviser                    (0.20%)             (0.76%)             (5.24%)*
Ratio of net investment income (loss) to average  net
  assets after reimbursement by Adviser                         (0.10%)             (0.32%)              0.74%*
Portfolio turnover rate                                            51%                 51%                 63%


+Commencement of operations
*Annualized
**Total return does not reflect 5.0% maximum sales charge.

 See accompanying Notes to Financial Statements

===============================================================================
The HomeState Pennsylvania Growth Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 1995

NOTE 1 - ACCOUNTING POLICIES
The HomeState Pennsylvania Growth Fund (the "Fund") is a portfolio series of The HomeState Group, a Pennsylvania common law trust operating as a diversified open-end management company registered under the Investment Company Act of 1940, as amended. The Fund was organized on August 26, 1992, and commenced operations on October 1, 1992. Operations up to October 1, 1992 were limited to issuance of 10,000 shares at $10.00 per share to the Fund's investment adviser. Under normal circumstances the Fund invests a minimum of 65% of its total net assets in the securities of issuers with headquarters or significant operations in the Commonwealth of Pennsylvania. Because of the Fund's investment objective, it may subject the Fund to risk from economic changes and political developments occurring within Pennsylvania. Following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which were consistently followed by the Fund in the preparation of its financial statements:
Security Valuation - Investment securities traded on a national securities exchange are valued at the last reported sales price at 4:00 p.m. Eastern time, unless there are no transactions on the valuation date, in which case they are valued at the last reported bid price. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the last reported bid price is used. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods which the Board of Trustees believe in good faith accurately reflects their fair value.
Income Recognition - Interest income is accrued daily. Dividend income is recorded on the ex-dividend date.
Securities Transactions - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined using the identified cost method.
Distributions to Shareholders - The Fund records distributions to shareholders on the ex-dividend date. Net gains realized from securities transactions, if any, will normally be distributed to shareholders in July and December. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises. Accordingly, accumulated net investment loss as of June 30, 1994 of $22,963 and net investment loss of $14,949 for the year ended June 30, 1995, have been charged to paid-in capital. These reclassifications have no effect on net assets or net asset values per share.
Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

NOTE 2 - CAPITAL STOCK
At June 30, 1995, there were 50,000,000 authorized shares of beneficial interest, with no par value. As of June 30, 1995, the Fund had 1,300,002 shares issued and outstanding. Capital share transactions for the year ended June 30, 1995 and for the year ended June 30, 1994 were:

===============================================================================
The HomeState Pennsylvania Growth Fund
NOTES TO FINANCIAL STATEMENTS (continued)

                               For the Year                  For the Year
                               ------------                  ------------
                            Ended June 30, 1995           Ended June 30, 1994
                            -------------------           -------------------
                            Shares       Amount           Shares        Amount
                            ------       ------           ------        ------
Sales                       670,899    $9,021,148        601,358     $7,524,528
Reinvested distributions     13,102       161,946          4,055         48,277
Redemptions               (183,880)    (2,511,038)       (81,123)    (1,024,108)
                           -------      ---------         ------      ---------
Net increase               500,121     $6,672,056        524,290     $6,548,697
                           =======     ==========        =======     ==========

NOTE 3 - INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, other than short-term investments, aggregated $13,466,065 and $6,991,537, respectively, for the period ended June 30, 1995.

At June 30, 1995, net unrealized appreciation for reporting and Federal income tax purposes aggregated $3,860,133, of which $4,263,970 related to appreciated securities and $403,837 related to depreciated securities.

NOTE 4 - EXPENSES AND TRANSACTIONS WITH AFFILIATED PARTIES
Emerald Advisers, Inc. serves as the investment adviser (the "Adviser") to the Fund for which it receives investment advisory fees from the Fund. The fee is based on average net assets at the annual rate of 0.75% on assets up to and including $250 million, 0.65% for assets in excess of $250 million and up to and including $500 million, 0.55% for assets in excess of $500 million and up to and including $750 million, and 0.45% for assets in excess of $750 million. For the year ended June 30, 1995, the Fund had incurred investment advisory fees of $106,017. Under the terms of the investment advisory agreement which expires on December 31, 1995, Emerald Advisers, Inc. will reimburse the Fund if the Fund's total expenses exceed the most restrictive expense limitation in effect by a state regulatory agency where the Fund's shares are registered for purchase. The Adviser may also voluntarily reimburse the Fund for certain expenses. For the year ended June 30, 1995, the Adviser voluntarily reimbursed expenses totalling $14,000. At June 30, 1995, Emerald Advisers, Inc. owned 100 shares of the Fund. Fund/Plan Broker Services, Inc. is the principal underwriter and distributor of Fund shares, and received $29,000 in commissions for selling Fund shares for the year ended June 30, 1995. The Fund has a distribution plan which expires on December 31, 1995 (the "Plan") pursuant to which it reimburses Fund/Plan Broker Services, Inc. for a portion of the costs incurred in distributing the Fund's shares, including amounts paid to brokers or dealers, at an annual rate not to exceed 0.35% of the Fund's average daily net assets. During the year ended June 30, 1995, the Fund incurred expenses totalling $35,339 pursuant to the Plan. Fund/Plan Services, Inc. is the transfer and dividend disbursing agent and provides accounting and pricing services for the Fund under the terms of agreements which expire on October 1, 1995. During the year ended June 30, 1995, the Fund incurred transfer agency fees totalling $51,901 and accounting and pricing services fees totalling $28,352.
The Fund's Declaration of Trust provides that each Trustee affiliated with the Fund's Adviser shall serve without compensation and each Trustee who is not so affiliated shall receive fees from the income of the Fund, and expense reimbursements for each Trustees meeting attended. An unaffiliated Trustee's annual fee shall not exceed $1,000. The unaffiliated Trustees received as a group fees and reimbursements totalling $6,000 for the period ended June 30, 1995. A member of the Fund's Board of Trustees who is not affiliated with the Adviser is employed as a practicing attorney and is a partner in the law firm of Duane, Morris & Heckscher, the Fund's legal counsel.

==============================================================================
                     The HomeState Pennsylvania Growth Fund

                        Report of Independent Accountants

To the Board of Trustees
and Shareholders of
The HomeState Pennsylvania Growth Fund
(a series of The HomeState Group)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The HomeState Pennsylvania Growth Fund (the "Fund") at June 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Philadelphia, Pennsylvania

August 4, 1995

===============================================================================
The HomeState Pennsylvania Growth Fund
REPORT FROM MANAGEMENT

Dear Shareholder:                                  August 3, 1995

We are extremely pleased to report the results for The HomeState Pennsylvania Growth Fund's (the "Fund") third fiscal year. The total return for the twelve month period ended June 30, 1995 was 28.96%, substantially better than market benchmarks such as the S&P 500's return of 26.02% and the Wilshire 5000's (a composite of all issues traded in the New York, American and NASDAQ exchanges) return of 24.72%. The Fund's results were also substantially higher than Russell 2000 (a small company index) which was up 20.07%. The Fund's results were also better than our peer groups as represented by returns compiled by Lipper Analytical Services Inc. The Lipper Growth Funds average return was 20.58% and General Equity Funds average return was 20.10% for the year ended June 30, 1995.

The Fund is also pleased to report our excellent performance since inception (October 1, 1992 to June 30, 1995):

      Fund/Index                                      Since Inception (10/1/92)
      ----------                                      -------------------------
      HomeState PA Growth (at net asset value)                   61.08%
      S&P 500 (reinvested)                                       40.44%
      Wilshire 5000 (reinvested)                                 42.16%
      Lipper Averages:
         Growth Fund Averages                                    38.73%
         General Equity Funds Average                            40.50%


The Fund received national recognition for its quarterly performance ending June 30, 1995, when Morningstar Inc. ranked us in the top 25 growth funds in the nation from their database of 636 growth-oriented funds. The Fund's performance results are a testament to our investment philosophy and strategy of investing in our own "backyard" and of the management's emphasis on on-site fundamental research. The Fund's focus continues to be investing in undervalued growth companies primarily headquartered in the Commonwealth of Pennsylvania.

While the second half of 1994 witnessed some growth in the fund, the predominant growth came in the first half of 1995. The Fund was well positioned to take advantage of the market's rise due to our emphasis of investing in the growth segment of the marketplace. Our viewpoint on a profit-led economy with little or no inflation kept us focused on the best growth companies found by our own research team. Our research approach is to be in continual contact with Pennsylvania's finest companies, positioning the Fund in companies with the best future prospects. Currently, this bottom-up fundamental approach teamed with tough valuation models has positioned the Fund with the greatest percentage invested in technology, followed by the materials and services sector. While a great many managers have been nervous over cyclical stocks, our process has positioned us in these above average growers, for which our clients have continually benefitted. Our fundamental thesis keeps us invested in value-added capital goods suppliers such a Kennametal, JLG Industries, Met-Pro, and Technitrol.

A positive has been added to the marketplace recently and we expect it to continue over the foreseeable future. This positive is the corporate buyer. The second quarter witnessed more than $100 billion in U.S. mergers. This record amount included IBM's takeover of Lotus Development and Computer Associates takeover of Legent Corp, the latter of which benefitted HomeState. (Legent represented over 1% of the portfolio when its acquisition was announced.) Lastly, on the valuation question, we believe this productivity driven cycle is far from over. Therefore, this leads us to believe the cycle will last longer and will not be squashed in 1995. This productivity trend combined with a political environment calling for less regulation will continue to benefit small growth stocks. It is therefore the reason we believe Pennsylvania, with an abundance in small growth stocks, will be a major source of investment returns over the rest of this cycle.

===============================================================================
The HomeState Pennsylvania Growth Fund

The best performing sector in the first half of 1995 was technology. The Fund fully participated in this sector with approximately 30% invested in technology stocks, including our largest holding, Safeguard Scientifics. Holdings in this sector are divided into six separate industries. Our overweighting of this sector (30.88% vs. the S&P 500 weighting 14.14%) is derived from superior earnings growth prospects and still attractive valuation levels. Nineteen of our technology holdings have earnings growth estimates exceeding 20% (several over 30%) in each of the next 2 years. The technology sector continues to be the beneficiary of Corporate America's drive for increased productivity. We believe we are in the early and developing stage of a prolonged productivity enhancement trend.

The Fund has been increasing our exposure to the health care industry with the exception of the HMO group. We avoided the debacle in HMO stocks because we correctly predicted the squeeze on margins created by greater competition. Specific focus of our almost 12% invested in health care is in the biotech industry as well as individual opportunities such as Genesis Health Ventures, Mylan Labs, and Renal Treatment Centers. Our biotech issues greatly benefitted the portfolio in the 1st half of 1995. The Fund's investment in Magainin Pharmaceuticals appreciated significantly in the 4th fiscal quarter due to a new anti-infective drug. Without potential health care reform legislation we believe selective opportunities in health care stocks will be available in Pennsylvania stocks. Health care stocks have always been a significant factor in the Pennsylvania universe.

In the last year, the Commonwealth of Pennsylvania had been recognized for its economic development budget and business vitality by the Corporation for Enterprise Development. In its 1994 Development Report Card Pennsylvania ranked in the top five states in terms of business climate. In addition, The National Association of State Development Agencies recognized Pennsylvania, with a $200 million outlay per year, as having the best funded business assistance program in the country. The first budget from the Ridge Administration has been passed and signed. This budget is significant due to its focus on reducing business taxes. On a retroactive basis, Pennsylvania businesses have seen their net corporate income tax rate reduced to single digits. With a greater use of net operating losses, Pennsylvania entrepreneurs received a significant boost to their business. In addition, the Ben Franklin Program has been recognized nationally and copied elsewhere as one of the finest economic development programs in the country. This is just one of many Pennsylvania programs which ranks the Commonwealth first in economic development funding. A beneficiary of these dollars is increased employment: Pennsylvania's employment has grown by over 60,000 new jobs in the past year.

Pennsylvania's growth prospects for the future can also be seen in start-ups and the venture capital community in the State. Both the Great Valley and the King of Prussia areas rank in the nation's top 35% for new companies. Pennsylvania's emphasis on technology and biotechs bodes well for Pennsylvania's business community, because these should be the fastest growing sectors over the next decade.

Our Fund has been growing as well. Total net assets more than doubled from June 30, 1994 to June 30, 1995. We welcome our many new shareholders and thank our entire Fund family for your continuing confidence. Please don't hesitate to contact us if you have any questions or comments regarding your HomeState investment.

                                       Kenneth G. Mertz II, CFA
                                       Chief Investment Officer

                                   APPENDIX A:
                                   -----------
                             DESCRIPTION OF RATINGS

Following are descriptions of investment securities ratings from Moody's Investor Services ("Moody's") and Standard & Poor's Corporation ("S & P"). See pages 4 and 5 of this Statement for how these ratings relate to investments in the Fund's portfolio.

I. Commercial Paper Ratings:
----------------------------

    A. Moody's: Issuers rated Prime-1 have a superior capacity, issuers rated Prime-2 have a strong capacity, and issuers rated Prime-3 have an acceptable capacity for the repayment of short-term promissory obligations.

    B. S & P: Issues rated A are the highest quality obligations. Issues in this category are regarded as having the greatest capacity for timely payment. For issues designated A-1 the degree of safety regarding timely payment is very strong. For issues designated A-2 the capacity for timely payment is also strong, but not as high as for A-1 issues. Issues designated A-3 have a satisfactory capacity for timely payment.

II. Corporate Bond Ratings:
--------------------------

    A. Moody's:
    Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there maybe other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

These categories are considered to be of "Investment Grade" by Moody's. Moody's applies numerical modifiers "1," "2," and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

    B. S & P:
    AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal & interest.

    AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

    A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

S & P classifies corporate bonds of these ratings to be of "Investment Grade." Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

III. Preferred Stock Ratings:
-----------------------------

    Both Moody's and S & P use the same designations for corporate bonds as they do for preferred stock except in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks, the relative quality descriptions are comparable to those described above for corporate bonds.

Ratings by Moody's and S & P represent their respective opinions as to the investment quality of the rated obligations. These ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due, but rather serve as a general guide in comparing prospective investments.

                                   APPENDIX B
                                   ----------
                        PENNSYLVANIA-BASED CORPORATIONS

In order to present a prospective investor in the Fund with a general idea of the size and composition of the universe of Pennsylvania-based publicly-traded companies, this Appendix provides a listing of such companies identified by the Adviser as: 1. Being available for purchase by the general public, either as listed on major exchanges (New York Stock Exchange, American Stock Exchange, or NASDAQ Stock Market), or available over the counter; 2. Having their principal headquarters located in Pennsylvania. This listing does not purport to be complete and is based on information derived from publicly available documents.

The listing is a general guide of Pennsylvania-based companies and is not meant to serve as a listing of companies whose stocks are currently held or may be held in the future by the Fund. See "Investment Objectives and Policies" in the Prospectus and "Additional Information Concerning Investment Objectives and Policies" in this Statement for an explanation how portfolio investments are chosen, and certain limitations on what investments the Fund can purchase.

Appendix B information is presented as follows:

Company Name       Symbol (if applicable)    Location of Headquarters
------------       ----------------------    ------------------------

(Listing begins on the next page.)

                           PENNSYLVANIA COMPANY LIST

                                                             symbol


  1  202 Data Systems                                         TOOT
  2  Acap Corp.                                               ACAP
  3  ACNB Corp.                                               ACNB
  4  Acrodyne                                                 ACRO
  5  Action Industries                                        ACX
  6  ADAGE                                                    ADGE
  7  Adelphia Communication                                   ADLA.C
  8  Adience                                                  NONE
  9  Advanta                                                  ADVN.A
 10  AEL Industries                                           AELN.A
 11  Aero Services International                              AERO
 12  Air Products                                             APD
 13  Airgas                                                   ARG
 14  Alco Standard                                            ASN
 15  Alcoa                                                    AA
 16  Allegheny Ludlum                                         ALS
 17  Allegheny Valley Bancorp.                                NONE
 18  Allen Organ                                              AORG.B
 19  Aloette Cosmetics                                        ALET
 20  AM Communications                                        AMCI
 21  Amalgamated Automotive                                   AAI
 22  Ambassador Bank of the Commonwealth                      NONE
 23  American Eagle Outfitters                                AEOS
 24  American Travellers                                      ATVC
 25  AmeriSource                                              ASHC
 26  Ametek                                                   AME
 27  AMP Incorporated                                         AMP
 28  Ampco-Pittsburgh                                         AP
 29  Amsco International                                      ASZ
 30  Apogee Inc.                                              APGG
 31  Apollo Bancorp, Inc.                                     NONE
 32  Arco Chemical                                            RCM
 33  Armco                                                    AS
 34  Armstrong County Trust Company                           NONE
 35  Armstrong World                                          ACK
 36  Arnold Industries                                        AIND
 37  Arrow International                                      ARRO
 38  Associated Communication                                 ACCM.A
 39  Astea International, Inc.                                ATEA
 40  Astrotech International                                  AIX
 41  Atlantic Central Bankers Bank                            NONE
 42  Autoclave Engineers                                      ACLV
 43  Aydin Corp.                                              AYD
 44  Baker, Michael Corp.                                     BKR
 45  Bank of Landisburg                                       NONE

                           PENNSYLVANIA COMPANY LIST

                                                             symbol

 46  Bankers' Financial Services Corporation                  BKSV*
 47  Bankvest Inc.                                            NONE
 48  BCB Financial Services Corp.                             NONE
 49  Bell Atlantic                                            BEL
 50  Berger Holdings Ltd.                                     BGRH
 51  Bethlehem Corp.                                          BET
 52  Bethlehem Steel                                          BS
 53  Betz Labs                                                BTL
 54  BHC Financial                                            BHCF
 55  Biocontrol Tech                                          BICO
 56  Black Box Corp.                                          BBOX
 57  Blair                                                    BL
 58  Blue Ridge Real Estate Co.                               BLRGZ
 59  Bon Ton                                                  BONT
 60  Bowline Corp.                                            BOLN*
 61  Brandywine Realty Trust                                  BDN
 62  Bridgeville Savings                                      BRFC
 63  Bryn Mawr Bank Corp.                                     BMTC
 64  BT Financial                                             BTFC
 65  Buck Hill Falls Co.                                      NONE
 66  Buckeye Partners, L.P.                                   BPL
 67  Buffalo Valley Telephone                                 BUFF*
 68  Burnham                                                  BURCA*
 69  C Cor Electronics                                        CCBL
 70  C-Tec                                                    CTEX
 71  Cable Design Technologies                                CDTC
 72  Cabot Medical                                            CBOT
 73  Calgon Carbon                                            CCC
 74  Canondale Corp.                                          BIKE
 75  Carbide/Graphite Group                                   CGGI
 76  Cardinal Bancorp Inc. PA                                 NONE
 77  Carpenter Technology                                     CRS
 78  Castle Energy Corp.                                      CECX
 79  CCFNB Bancorp Inc.                                       NONE
 80  CDI Corp.                                                CDI
 81  Ceco Filters Inc.                                        CEC
 82  Cedar Group Inc.                                         CGMV
 83  Centercore                                               CCOR
 84  Centocor                                                 CNTO
 85  Central Sprinkler                                        CNSP
 86  Century Financial Corp.                                  CYFN*
 87  Cephalon                                                 CEPH
 88  CGS Scientific Corp.                                     CGSC
 89  Chambers Development                                     CDV/A
 90  Charming Shoppes                                         CHRS

                           PENNSYLVANIA COMPANY LIST


                                                              symbol

 91  Charter Power System 1                                    CHP
 92  Chemcial Leaman                                           CLEA
 93  Chester Valley Bancorp                                    CVAL
 94  Cigna                                                     CI
 95  Citizen and Northern Corp.                                CZNC
 96  Citizens Bankcorp.                                        NONE
 97  Citizens Bank and Trust Company                           CZNP*
 98  Citizens Financial Services Inc.                          NONE
 99  Citizens, Inc.                                            NONE
100  Citizens National Bank of Ashland                         CIZP*
101  Citizens National Bank of Meyersdale                      CZNS*
102  Clearfield Bank & Trust Comapny                           CLFD*
103  CMAC Investment Corp.                                     CMT
104  CNB Financial Corp.                                       CNBB
105  Codorus Valley Bancorp Inc.                               CVLY*
106  Columbia Financial Corporation                            CLBF*
107  Comcast                                                   CMCSK
108  Comm Bancorp                                              NONE
109  Commerce Bank/Harrisburg                                  COBH
110  Commercial National Financial Corp.                       CNAF*
111  Commonwealth Federal Savings Bank                         CMSB
112  Communciations Group                                      CMGI
113  Community Bankers Corp.                                   NONE
114  Community Banks                                           CBKI
115  Community Bank, National Association                      CMYN*
116  Community Independent Bank                                CMYI*
117  Community Ntl. Bank of Northwestern PA                    NONE
118  Computer Research Inc.                                    CORE
119  Concord Health                                            CHGR
120  Conestoga Enterprises Inc.                                NONE
121  Conrail                                                   CRR
122  Consolidated Natural Gas                                  CNG
123  Constitution Bancorp, Inc.                                NONE
124  Consumers Financial Corp.                                 CFIN
125  CoreStates                                                CFL
126  Craftmatic Contour Industries Inc.                        CRCC
127  Crown American Realty Trust                               CWN
128  Crown Cork & Seal                                         CCK
129  CSS Industries                                            CSS
130  Dauphin Deposit                                           DAPN
131  Deb Shops                                                 DEBS
132  Dentsply                                                  XRAY
133  Derma Sciences                                            DSCI
134  Digimetrics Inc.                                          DIGMC
135  Digital Descriptor Systems                                DDSI

                           PENNSYLVANIA COMPANY LIST


                                                              symbol

136  DiMark                                                    DMK
137  Dimeco                                                    NONE
138  DNB Financial Corp.                                       NONE
139  Donegal Group                                             DGIC
140  DQE                                                       DQE
141  Dravo                                                     DRV
142  Drovers Bancshares Corp.                                  DROV*
143  Eagle National Bank                                       NONE
144  East Penn Bank                                            NONE
145  East Prospect State Bank                                  NONE
146  Eastern Environmental                                     EESI
147  ECC International                                         ECC
148  Ecogen                                                    EECN
149  Elderton State Bank                                       NONE
150  Electro Kinetic Systems                                   EKSIA
151  Emcee Broadcast Products                                  ECIN
152  Elverson National Bank                                    ELVN*
153  Emclaire Financial Corp.                                  NONE
154  Emons Transportation Group                                EMHO
155  Environmental Tectonics                                   ETC
156  Ephrata National Bank                                     EPNB*
157  Equitable Resources                                       EQT
158  Erie Family Life Insurance                                ERIF*
159  ExecuFirst                                                FXBC
160  Exide                                                     EX
161  Extended Product Life                                     EXED
162  Farmers National Bank of Kittanning                       NONE
163  Farmers National Bank of Newville                         NONE
164  Farmers & Merchants Bank                                  FMMB*
165  FedOne Savings Bank, F.A.                                 NONE
166  Fidelity Bancorp                                          FSBI
167  Fidelity Deposit and Discount Bank                        FDDB*
168  Financial Trust                                           FITC
169  First Bank of Philadelphia                                FBKP
170  First Bell Bancorp Inc.                                   FBBC
171  First Capitol                                             FCYP*
172  First Colonial Group Inc.                                 FTCG
173  First Commercial Bank of Philadelphia                     NONE
174  First Commonwealth Financial                              FCF
175  First Harrisburg Bancorp                                  FFHP
176  First Jermyn                                              FJMY*
177  First Keystone Corp.                                      FKYS*
178  First Leesport Bancorp, Inc.                              FLPB*
179  First Lehigh Corporation                                  FLHI*
180  First National Bancorp.                                   NONE

                           PENNSYLVANIA COMPANY LIST


                                                              symbol

181  First National Bank of Gallitzin                          FIGA*
182  First National Bank of Canton                             FINC*
183  First National Bank of Fredicksburg                       NONE
184  First National Bank of Lilly                              NONE
185  First National Bank of Liverpool                          NONE
186  First National Bank of Marysville                         FNBM*
187  First National Bank of Newport                            FNBT*
188  First National Bank of Port Allegheny                     FIPG*
189  First National Bank of Reynoldsville                      NONE
190  First National Bank of Slippery Rock                      FNSL*
191  First National Bank of Spangler                           FNBG*
192  First National Bank of Spring Mills                       NONE
193  First National Community Bank                             NONE
194  First Philson Financial Corp.                             FPHN*
195  First Shenango Bancorp, Inc.                              SHEN
196  First Star Savings Bank                                   FSRS
197  First Sterling Bancorp.                                   NONE
198  First United National Bank                                NONE
199  First West Chester Corp.                                  FWCC
200  First Western                                             FWBI
201  FJF Financial Mutual Holding Company                      NONE
202  Fleetwood Bank Corporation                                NONE
203  FNB Bancorp, Inc.                                         NONE
204  FNB Financial Corporation                                 FBAN
205  FNBM Financial Corporation                                NONE
206  FNH Corporation                                           NONE
207  Foamex International                                      FMXI
208  Fore Systems                                              FORE
209  Foster, L.B.                                              FSTRA
210  Founders Bank                                             NONE
211  FPA Bank                                                  FPO
212  Franklin First Financial Services                         FRAF
213  Freda Corp.                                               FRDA
214  Fulton Bancshares                                         NONE
215  Fulton Financial                                          FULT
216  General Devices                                           GDIC
217  General Nutrition Corp.                                   GNCI
218  Genesis Health Ventures                                   GHV
219  Geriatric & Medical                                       GEMC
220  Giant Cement                                              GCHI
221  Gilbert Associates                                        GILB.A
222  Glatfelter, P.H.                                          GLT
223  Glen Rock State Bank                                      GLRO*
224  Global Environmental Corp.                                GLEN
225  Global Spill Management                                   GSMI

                           PENNSYLVANIA COMPANY LIST


                                                             symbol

226 GMIS                                                      GMIS
227 Gracecare Health Systems Inc.                             GCHS*
228 Grant Street National Bank                                GSNB
229 Greater Pottsville Federal S&LA                           NONE
230 Guaranty Bancshares                                       GBNC
231 Halifax National Bank                                     NONE
232 Hamlin Bank and Trust Company                             NONE
233 Hanover Bancorp.                                          HOVB*
234 Hanover Foods Corp.                                       NONE
235 Harleysville Group                                        HGIC
236 Harleysville Nat'l Corp.                                  HNBC
237 Harleysville Savings                                      HARL
238 Harris Savings Bank                                       HARS
239 Harsco Corporation                                        HSC
240 Healthcare Services Group                                 HCSG
241 Health Rite                                                HLRT
242 Heinz                                                     HNZ
243 Herley Industries                                         HRLY
244 Herndon National Bank                                     NONE
245 Hershey Foods                                             HSY
246 Hoblitzell National Bank of Hyndman                       NONE
247 Honat Bancorp                                             HONT*
248 Hope Technologies                                         HOPK*
249 Horsehead Resources Development                           HHRD
250 Hunt Manufacturing                                        HUN
251 IBAH, Inc.                                                IBAH
252 IBT Bancorp, Inc.                                         IBTB
253 ICC Technology                                            ICGN
254 II VI                                                     IIVI
255 Independent American Financial Corp.                      NONE
256 Industrial Scientific                                     ISCX
257 Inertial Motors Corp.                                     IMTS*
258 Information Systems Acquisitions Corp.                    ISAC
259 Innovative Tech Systems                                   ITSY
260 Integra Financial                                         ITG
261 Integrated Circuit Systems                                ICST
262 Intelligent Electronics                                   INEL
263 InterDigital Communications                               IDC
264 International Canine Genetics                             ICGI
265 Irex Corp.                                                IREX
266 Iron & Glass Bancorp, Inc.                                IRGB*
267 J & L Specialty Steels                                    JL
268 Jetronic Industries                                       JET
269 JLG Industries                                            JLGI
270 Johnstown America                                         JAII

                           PENNSYLVANIA COMPANY LIST


                                                             symbol

271 Jones Apparel Group                                       JNY
272 Jonestown Bank & Trust Company                            NONE
273 JTNB Bancorp                                              NONE
274 Judicate Inc.                                             JUDG
275 Juniata Valley Financial Corp.                            JUVF*
276 Kennametal Inc.                                           KMT
277 Keystone Financial Inc.                                   KSTN
278 Keystone Heritage Group Inc.                              KHGI
279 Kish Bancorp, Inc.                                        KISB*
280 Kleinerts                                                 KLRT
281 Kranzco Realty Trust                                      KRT
282 Kulicke Soffa                                             KLIC
283 Lake Ariel Bancorp, Inc.                                  LABN*
284 Lannett Co. Inc.                                          LANN*
285 Laurel Capital Group                                      LARL
286 Laurentian Capital                                        LQ
287 Lewistown Trust Company                                   LEWI*
288 Liberty Property Trust                                    LRY
289 Liberty Technology                                        LIBT
290 Lock Haven Savings Bank                                   NONE
291 Lukens                                                    LUC
292 Luzerne National Bank Corporation                         NONE
293 Madison Bancshares Group LTD                              NONE
294 Magainin Pharmaceuticals                                  MAGN
295 Mainline Bancorp.                                         NONE
296 Manor National Bank                                       MANR*
297 Mark Centers Trust                                        MCT
298 Marlton Technology                                        MTY
299 Mars National Bank                                        MNBP*
300 Masland                                                   MSLD
301 Matthews International Corporation                        MATW
302 Mauch Chunk Trust Company                                 NONE
303 Medco Group Inc.                                          NONE
304 Med-Design                                                MEDD
305 Mellon Bank                                               MEL
306 Menley & James                                            MENJ
307 Mercer County State Bancorp                               MCSB*
308 Mercersburg Financial Corporation                         NONE
309 Merchants National Bank of Bangor                         MCHT*
310 Merchants National Bank of Kittanning                     NONE
311 Merchants of Shenandoah Ban-Corp                          MSHN*
312 Meridian Bancorp                                          MRDN
313 Met-Pro                                                   MPR
314 Metrobank of Philadelphia, N.A.                           NONE
315 Mid Penn Bancorp                                          MPEN*
316 Mifflinburg Bancorp, Inc.                                 NONE

                           PENNSYLVANIA COMPANY LIST


                                                             symbol

317 Mine Safety Appliances                                    MNES
318 Miners Bank of Lykens                                     MNRB*
319 Miners Nat'l Bancorp                                      MNBC
320 MK Rail                                                   MKRL
321 Montour Bank                                              NONE
322 Moore Products                                            MORP
323 Mother's Work                                             MWRK
324 Mountbatten, Inc.                                         MTBN
325 Moxham Bank Corporation                                   MOXM*
326 Moyco Industries                                          MOYC*
327 Muncy Bank Financial                                      MNCY*
328 Musicom                                                   MUSO
329 Mylan Labs                                                MYL
330 National American Bancorp                                 NABN*
331 National Bank of Malvern                                  NONE
332 National Bank of Olyphant                                 NONE
333 National Media                                            NM
334 National Penn Bancshares                                  NPBC
335 National Record Mart                                      NRMI
336 Neffs Bancorp, Inc.                                       NEFF*
337 New Bethelem Bank                                         NBET*
338 New Tripoli Bancorp                                       NETN*
339 Nobel Education Dynamics                                  NEDI
340 Nocopi                                                    NOOP*
341 North East Bancshares, Inc.                               NONE
342 North Pittsburgh System                                   NORY*
343 Northern Lehigh Bancorp, Inc.                             NOLE*
344 NorthStar Health Services                                 NSTR
345 Northumberland National Bank                              NONE
346 Novacare                                                  NOV
347 Noxso                                                     NOXO
348 NSD Bancorp                                               NONE
349 Nuclear Research Corp.                                    NONE
350 Nuclear Support                                           NSSI
351 Numar                                                     NUMR
352 Numerex                                                   NMRX
353 Nutrition Management                                      NMSCA
354 Oakhurst Company                                          OAK
355 O'Brien Energy System                                     OBS
356 Old Forge Bank                                            OLDF*
357 OMEGA                                                     OMEF
358 Orbisonia Community Bancorp, Inc.                         NONE
359 Orrstown Financial Services                               ORRB*
360 Owosso Corp.                                              OWOS
361 Palm Bancorp                                              NONE

                           PENNSYLVANIA COMPANY LIST


                                                             symbol

362 Parkvale Financial                                        PVSA
363 PCI Services                                              PCIS
364 PDG Environmental                                         PDGE
365 Penn American Group                                       PAGI
366 Penn Engineering & Mfg.                                   PNN
367 Penn First Bancorp                                        PWBC
368 Penn Laurel Financial Corporation                         NONE
369 Penn National Gaming                                      PENN
370 Penn Security Bank and Trust Company                      PSBT*
371 Penn Virginia                                             PVIR
372 Penncore Financial Services Corporaiton                   NONE
373 Pennrock Finanical Services Corp.                         PRFS*
374 Penns Woods Bancorp Inc.                                  PWOD*
375 Pennsylvania Capital Bank                                 NONE
376 Pennsylvania Enterprises                                  PNT
377 Pennsylvania Power & Light                                PPL
378 Pennsylvania Real Estate Inv. Trust                       PEI
379 Pennsylvania State Bank                                   NONE
380 PennTreaty American Corp.                                 PTAC
381 Peoples Bank of Oxford                                    PPBK*
382 Peoples Bank of Unity                                     NONE
383 Peoples Financial Corporation, Inc.                       NONE
384 Peoples Financial Services Corporation, Inc.              NONE
385 Peoples Ltd.                                              NONE
386 Peoples National Bank of Rural Valley                     NONE
387 Peoples State Bank                                        PSEB
388 Pep Boys                                                  PBY
389 Phoenix Bancorp, Inc.                                     NONE
390 Philadelphia Consolidated Holding Corp.                   PHLY
391 PECO                                                      PE
392 Philadelphia Suburban                                     PSC
393 Piercing Pagoda                                           PGDA
394 Pioneer American Holding Company Corp.                    NONE
395 Pitt-Desmoines                                            PDM
396 PNC Financial                                             PNC
397 PPG Industries                                            PPG
398 Premier Bank                                              NONE
399 Prime Bancorp.                                            PSAB
400 Progress Financial                                        PFNC
401 Prophet 21                                                PXXI
402 Provident American                                        PAMC
403 QNB Corp.                                                 QNBC*
404 Quad Systems                                              QSYS
405 Quaker Chemical                                           QCHM
406 Quigley Corp.                                             QGYC

                           PENNSYLVANIA COMPANY LIST


                                                             symbol

407 QVC Network                                               QVCN
408 Reading Co.                                               RDGCA
409 Regent Bancshares                                         RBNK
410 Renal Treatment Centers                                   RXTC
411 Rent Way                                                  RWAY
412 Resource America                                          REXI
413 Respironics                                               RESP
414 Rhone Poulac-Rorer                                        RPR
415 Right Management Consultants                              RMCI
416 Rite Aid                                                  RAD
417 Robec                                                     ROBC
418 Robroy Industries                                         RROYA*
419 Rochester & Pittsburgh Coal Company                       REPT
420 Rohm & Haas                                               ROH
421 Royal Bank                                                RBPA.A
422 R&B Inc.                                                  RBIN
423 Safeguard Scientifics                                     SFE
424 Salem                                                     SBS
425 Scan Graphics                                             SCNG
426 Scanforms Inc.                                            SCFM
427 Scott Paper                                               SPP
428 Second National Bank of Masontown                         NONE
429 Security First Bank                                       SFMP
430 SEI Corp.                                                 SEIC
431 Selas                                                     SLS
432 Shared Medical Systems                                    SMED
433 Shawnee Financial Services Corporation                    NONE
434 SI Handling                                               SIHS
435 Sigma Alpha Entertainment Group LTD                       SAEG
436 Sinter Metals                                             SNM
437 Smithfield State Bank of Smithfield                       NONE
438 SMT Health Services                                       SHED
439 Somerset Trust Company                                    SOMT*
440 Southwest National                                        SWPA
441 Sovereign Bancorp                                         SVRN
442 Spectrum Control                                          SPEC
443 SPS Technologies                                          ST
444 State Bancshares                                          SBNP
445 Steel City Products                                       SCPI
446 Sterling Financial Corp.                                  SLFI*
447 Strawbridge & Clother                                     STRW.A
448 STV Group                                                 STVI
449 SubMicron                                                 SUBM
450 Suburban Federal Savings Bank                             SUBF*
451 Sulcus Computer                                           SUL

                           PENNSYLVANIA COMPANY LIST


                                                             symbol

452 Summit Bancorp                                            NONE
453 Sun Bancorp                                               SUBI
454 Sun Company                                               SUN
455 Sungard Data Systems                                      SNDT
456 Super Rite                                                SUPR
457 Supra Medical                                             SUM
458 Surgical Laser Technologies                               SLTI
459 Susquehanna Bancshares                                    SUSQ
460 Sylvan Foods                                              SYLN
461 Systems & Computer Tehcnology                             SCTC
462 S&T Bancorp.                                              STBA
463 Tasty Baking                                              TBC
464 Technitrol                                                TNL
465 Teleflex                                                  TFX
466 Tel-Save Holdings                                         TALK
467 TF Financial Corp.                                        NONE
468 Thermal Industries                                        THMP
469 Toll Brothers                                             TOL
470 Total Containment, Inc.                                   TCIX
471 Tower Bancorp.                                            TOBC*
472 Transducer Systems                                        TSIC
473 Troy Hill Bancorp.                                        THBC
474 Tseng Labs                                                TSNG
475 Turbotville National Bank                                 TVNB*
476 Tuscarora Plastics                                        TUSC
477 UGI Corp.                                                 UGI
478 UNB Corporation                                           NONE
479 Uni-Marts                                                 UNI
480 Union Bancorp                                             UBTP*
481 Union National Financial Corp.                            NONE
482 Union Pacific                                             UNP
483 Unisys                                                    UIS
484 United Bank of Philadelphia                               NONE
485 United Valley Bank                                        NONE
486 Universal Health Services                                 UHS
487 Univest Corporation of Pennsylvania                       UVSP
488 Urban Outfitters                                          URBN
489 USA BancShares                                             USAB
490 USA Technologies                                          USAN
491 US Wats Inc.                                              USWI
492 USBANCorp.                                                UBAN
493 USX - Marathon                                            MRO
494 USX Delhi                                                 DGP
495 USX - U.S. Steel                                          X
496 UTI Energy Corporation                                    UTI

                           PENNSYLVANIA COMPANY LIST


                                                             symbol

497 U.S. Bioscience                                           UBS
498 U.S. Healthcare                                           USHC
499 Valley Forge Scientific                                   VLFG
500 Vineyard Oil and Gas                                      NONE
501 Vishay Intertechnology                                    VSH
502 VWR                                                       VWRX
503 V. F. Corp                                                VFC
504 Walshire Inc.                                             WALS
505 Wayne County Bank & Trust Company                         WYBP*
506 Weis Markets                                              WMK
507 West                                                      WST
508 West Milton State Bank                                    NONE
509 Westinghouse                                              WX
510 Westinghouse Airbrake                                     WAB
511 Westmoreland Coal                                         WCX
512 Weston Roy F.                                             WSTN.A
513 Woodlands Bank                                            NONE
514 WVS Financial Corp.                                       WVFC
515 York Financial                                            YFED
516 York International                                        YRK
517 York Water                                                YWTR
518 Zurn Ind.                                                 ZRN
519 Zynaxis                                                   ZNXS